IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re:
Chapter 11
IMPSAT FIBER NETWORKS, INC.,
Case No. 02-12882 (REG)
Debtor.

DEBTOR’S PLAN OF REORGANIZATION
UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

ARNOLD & PORTER Michael J. Canning 399 Park Avenue New York, New York 10022 (212) 715-1110
Attorneys for the Debtor

Dated:	New York, New York
October 23, 2002

TABLE OF CONTENTS

			Page

I.	INTRODUCTION		1
II.	DEFINITIONS, INTERPRETATION AND RULES OF CONSTRUCTION		1
	A.	Definitions	1

1.	2003 IMPSAT Argentina Guarantee	1
2.	2003 Noteholder Claim	1
3.	2005/2008 Noteholder Claim	1
4.	2003 Notes	2
5.	2003 Notes Indenture	2
6.	2005 Notes	2
7.	2005 Notes Indenture	2
8.	2008 Notes	2
9.	2008 Notes Indenture	2
10.	Administrative Expense Claim	2
11.	Allowed Claim or Allowed Interest	2
12.	Allowed Class ... Claim	3
13.	Allowed Class ... Interest	3
14.	Amended By-Laws	3
15.	Amended Certificate of Incorporation	3
16.	Assignment and Assumption Agreement	4
17.	Assumed Debt	4
18.	Balloting Agent	4
19.	Bankruptcy Code	4
20.	Bankruptcy Court	4
21.	Bankruptcy Rules	4
22.	Board of Directors of the Reorganized Debtor	4
23.	Broadband Network Financing Agreement	4
24.	Business Day	4
25.	Cash	5
26.	Chapter 11 Case	5
27.	Claim	5
28.	Class	5
29.	Collateral	5
30.	Confirmation Date	5
31.	Confirmation Hearing	5
32.	Confirmation Order	5
33.	Consensual Confirmation	5
34.	Contingent Guarantee Claim	5
35.	Creditors’ Committee	6
36.	Debtor	6
37.	Debtor in Possession	6
38.	DGCL	6
39.	Disallowed	6

i

40.	Disbursing Agent	6
41.	Disclosure Statement	6
42.	Disputed	6
43.	Docket	7
44.	DTC	7
45.	Effective Date	7
46.	Equity Interest	7
47.	Equity Securities	7
48.	Equity Securities Claim	7
49.	Estate	7
50.	File, Filed or Filing	7
51.	Final Distribution Date	7
52.	Final Resolution Date	7
53.	Final Order	8
54.	Fully Diluted Basis	8
55.	General Unsecured Claim	8
56.	Holder	8
57.	Impaired	9
58.	IMPSAT	9
59.	IMPSAT Argentina	9
60.	IMPSAT Brazil	9
61.	IMPSAT Chile	9
62.	IMPSAT Colombia	9
63.	IMPSAT Mexico	9
64.	IMPSAT USA	9
65.	IMPSAT Venezuela	9
66.	Insurance Proceeds	9
67.	Interest	10
68.	Local Bankruptcy Rules	10
69.	Lien	10
70.	Lock-up Agreements	10
71.	New Common Stock	10
72.	New Common Stock Allocation Denominator	10
73.	New Common Stock Effective Date Distribution Pool	10
74.	New Guaranteed Senior Notes	10
75.	New Guaranteed Senior Notes – Series A	10
76.	New Guaranteed Senior Notes – Series A Indenture	11
77.	New Guaranteed Senior Notes – Series A Term Sheet	11
78.	New Guaranteed Senior Notes – Series B	11
79.	New Guaranteed Senior Notes – Series B Indenture	11
80.	New Guaranteed Senior Notes – Series B Term Sheet	11
81.	New Indenture Trustee	11
82.	New Management Shares	11
83.	New Management Agreements	11
84.	New Notes Indentures	12
85.	New Warrants	12

86.	New Warrant Effective Date Distribution Pool	12
87.	Nortel	12
88.	Nortel Election	12
89.	Old Notes	12
90.	Old Notes Indentures	12
91.	Old Notes Indenture Trustee	13
92.	Other Priority Claim	13
93.	Petition Date	13
94.	Plan	13
95.	Plan Supplement	13
96.	Professional Claims Reserve	13
97.	Proponent	13
98.	Priority Tax Claim	13
99.	Ratable Portion	13
100.	Record Date	13
101.	Registration Rights Agreement	14
102.	Rejection Claim	14
103.	Reorganized Debtor	14
104.	Restructured Senior Debt	14
105.	Restructured Senior Debt Term Sheet	14
106.	Schedules	14
107.	Secured Claim	14
108.	Securities Act	14
109.	Sirti	15
110.	Stock Option Plan	15
111.	Stock Option	15
112.	Subsidiary Borrower	15
113.	Subsidiary Debt Restructuring	15
114.	Subsequent Dilution	15
115.	Term Sheet	15
116.	Unsecured Claim	16
117.	Warrant Agreement	16
118.	Warrant Agent	16
119.	Wholly Owned	16

B.	Interpretation, Application Of Definitions And Rules Of Construction	16
C.	Time Periods	16

III.	PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS	16

A.	Administrative Expense Claims	16
B.	Priority Tax Claims	17

IV.	CLASSIFICATION OF CLAIMS AGAINST AND EQUITY INTERESTS IN THE DEBTOR	17
V.	PROVISIONS FOR TREATMENT OF CLAIMS, AND EQUITY INTERESTS	23

1.	Class 1:	Other Priority Claims	23
2.	Class 2:	2003 Noteholder Claim	23
3.	Class 3:	2005/2008 Noteholder Claim	23

4.	Class 4:	Nortel Argentina Contingent Guarantee Claim	24
5.	Class 5:	Sirti Argentina Contingent Guarantee Claim	25
6.	Class 6:	Sirti (Payables) Argentina Contingent Guarantee Claim	26
7.	Class 7:	ISCH Argentina Contingent Guarantee Claim	27
8.	Class 8:	Citibank Argentina Contingent Guarantee Claim	29
9.	Class 9:	Hughes Argentina Contingent Guarantee Claim	30
10.	Class 10:	Ericsson Argentina Contingent Guarantee Claim	31
11.	Class 11:	Harris Argentina Contingent Guarantee Claim	32
12.	Class 12:	Tellabs Argentina Contingent Guarantee Claim	34
13.	Class 13:	DMC Argentina Contingent Guarantee Claim	35
14.	Class 14:	Compaq Argentina Contingent Guarantee Claim	36
15.	Class 15:	Nortel Brazil Contingent Guarantee Claim	37
16.	Class 16:	ECRLA Brazil Contingent Guarantee Claim	39
17.	Class 17:	Cisco Brazil Contingent Guarantee Claim	40
18.	Class 18:	Harris Brazil Contingent Guarantee Claim	41
19.	Class 19:	Harris Venezuela Contingent Guarantee Claim	42
20.	Class 20:	AmTrade Bank Colombia Contingent Guarantee Claim	44
21.	Class 21:	Nortel Dasa USA Contingent Guarantee Claim	45
22.	Class 22:	Bank of America USA Contingent Guarantee Claim	46
23.	Class 23:	Nortel Dasa Mexico Contingent Guarantee Claim	47
24.	Class 24:	Compaq Chile Contingent Guarantee Claim	48
25.	Class 25:	General Unsecured Claims	50
26.	Class 26:	Convenience Claims	50
27.	Class 27:	Equity Securities Claims	50
28.	Class 28:	Equity Interests	50

VI.	IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS IMPAIRED; ACCEPTANCE OR REJECTION OF THE PLAN	50
VII.	CRAMDOWN	51
VIII.	MEANS OF IMPLEMENTATION	51

	A.	Distributions	51
	B.	Authorization to Issue New Securities	51
	C.	New Guaranteed Senior Notes – Series A	51
	D.	New Guaranteed Senior Notes – Series B and New Warrants	51
	E.	Adoption of Stock Option Plan	52
	F.	Cancellation of Existing Securities and Agreements	52
	G.	Corporate Action	52
	H.	Amended Certificate of Incorporation	53
	I.	Subsidiary Restructuring	53
IX.	PROVISIONS GOVERNING DISTRIBUTIONS		54
	A.	Date of Distributions	54
	B.	Disbursing Agent	54
	C.	Compensation of Professionals	54
	D.	Delivery of Distributions	54
	E.	Manner of Payment Under the Plan	55

	F.	Fractional Shares	55
	G.	Setoffs and Recoupment	55
	H.	Distributions After Effective Date	55
	I.	Rights and Powers of Disbursing Agent	56
	J.	Exculpation	56
	K.	Release	56
	L.	Injunctions	57
	M.	Old Notes Indenture Trustee’s Fees and Expenses	58
	N.	Record Date for Holders of Old Notes	58
X.	PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN		58
	A.	Disputed Claims	58
	B.	No Distributions Pending Allowance	59
	C.	Distributions After Allowance	59
	D.	Voting Rights of Holders of Disputed Claims	59
	E.	Establishment of Reserve	59
XI.	PROVISIONS GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES		59
	A.	Assumption	59
	B.	Cure of Defaults in Connection with Assumption	59
	C.	Rejections	60
	D.	Bar Date for Rejection Damages	60
XII.	CONDITIONS PRECEDENT TO EFFECTIVE DATE		60
	A.	Conditions Precedent to Effective Date of the Plan	60
	B.	Waiver of Conditions Precedent	61
XIII.	EFFECT OF CONFIRMATION		61
	A.	Vesting of Assets	61
	B.	Binding Effect	62
	C.	Discharge of Debtor	62
	D.	Term of Injunctions or Stays	62
	E.	Indemnification Obligations	62
XIV.	RETENTION OF JURISDICTION		63
XV.	MISCELLANEOUS PROVISIONS		64
	A.	Payment of Statutory Fees	64
	B.	Administrative Expenses Incurred After the Confirmation Date	64
	C.	Section 1125(e) of the Bankruptcy Code	64
	D.	Creditors’ Committee	65
	E.	Binding Effect	65
	F.	Exemption from Certain Transfer Taxes	65
	G.	Modifications and Amendments	65
	H.	Compliance with Tax Requirements	65
	I.	Severability of Plan Provisions	66
	J.	Notices	66
	K.	Governing Law	66

v

EXHIBITS TO THE PLAN

Exhibit 1:	Restated Certificate of Incorporation of Reorganized Debtor
Exhibit 2:	Restated By-Laws of Reorganized Debtor
Exhibit 3:	Form of Warrant Agreement
Exhibit 4:	New Guaranteed Senior Notes – Series A Term Sheet
Exhibit 5:	New Guaranteed Senior Notes – Series B Term Sheet
Exhibit 6:	Restructured Senior Debt
Exhibit 7:	Restructured Senior Debt Term Sheet
Exhibit 8:	Form of Registration Rights Agreement
Exhibit 9:	Form of Stock Option Plan
Exhibit 10:	Form of Assignment and Assumption Agreement
Exhibit 11:	Officers of Reorganized Debtor

i

DEBTOR’S PLAN OF REORGANIZATION UNDER CHAPTER 11 OF THE
BANKRUPTCY CODE

I.     INTRODUCTION

     IMPSAT Fiber Networks, Inc. debtor and debtor in possession (“IMPSAT” or the “Debtor”), hereby proposes its Plan of Reorganization (defined herein as the “Plan”) for the resolution of the Debtor’s outstanding creditor claims and equity interests and requests confirmation of the Plan pursuant to Section 1129 of the Bankruptcy Code. Reference is made to the Debtor’s Disclosure Statement (as that term is defined herein) for a discussion of IMPSAT’s history, business, property and results of operations, and a summary of the Plan and certain related matters. IMPSAT is the proponent of the Plan within the meaning of Section 1129 of the Bankruptcy Code.

     Pursuant to Section 1125 of the Bankruptcy Code, nothing contained in the Plan shall be construed as constituting a solicitation of the Plan until such time as the Disclosure Statement has been approved by the Bankruptcy Court (as defined herein) and distributed to Holders of Claims. All Holders of Claims and Interests are encouraged to read the Plan and the Disclosure Statement in their entirety before voting to accept or reject the Plan.

     No materials, other than the accompanying Disclosure Statement and any exhibits and schedules attached thereto or referenced therein, have been approved by the Debtor for use in soliciting acceptances or rejections of the Plan.

II.     DEFINITIONS, INTERPRETATION AND RULES OF CONSTRUCTION

     For purposes of the Plan, except as expressly provided or unless the content otherwise requires, all capitalized terms not otherwise defined shall have the meanings assigned to them in this Article II of the Plan. Any term used in the Plan that is not defined herein, but that is defined in the Bankruptcy Code or Bankruptcy Rules (as such terms are defined herein), shall have the meaning assigned to such term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be. Whenever the context requires, such terms shall include the plural as well as the singular number, the masculine gender shall include the feminine and the feminine gender shall include the masculine.

     A.     Definitions.

     The following terms herein shall have the respective meanings defined below:

     1.     2003 IMPSAT Argentina Guarantee means that certain guarantee provided for in the 2003 Notes Indenture whereby IMPSAT Argentina guaranteed the 2003 Notes.

     2.     2003 Noteholder Claim means the aggregate Unsecured Claims arising under the 2003 Notes.

     3.     2005/2008 Noteholder Claim means the aggregate Unsecured Claims arising under the 2005 Notes and the 2008 Notes.

1

     4.     2003 Notes means the Debtor’s 12-1/8% Senior Guaranteed Notes due 2003 issued by the Debtor under the 2003 Notes Indenture, which Notes are guaranteed by IMPSAT Argentina pursuant to the 2003 IMPSAT Argentina Guarantee.

     5.     2003 Notes Indenture means that certain Indenture dated as of July 31, 1996, among the Debtor, IMPSAT Argentina as Guarantor and The Bank of New York as Trustee, together with that Supplemental Indenture dated as of May 13, 1997 among the Debtor, IMPSAT Argentina and The Bank of New York as Trustee.

     6.     2005 Notes means the Debtor’s 13-3/4% Senior Notes due 2005 issued by the Debtor under the 2005 Notes Indenture.

     7.     2005 Notes Indenture means that certain Indenture dated as of February 16, 2000, among the Debtor, The Bank of New York as Trustee and Banque Internationale á Luxemborg S.A. as Paying Agent and Transfer Agent.

     8.     2008 Notes means the Debtor’s 12-3/8% Senior Notes due 2008 issued by the Debtor under the 2008 Notes Indenture.

     9.     2008 Notes Indenture means that certain Indenture dated as of June 17, 1998, between the Debtor and The Bank of New York as Trustee.

     10.     Administrative Expense Claim means any right to payment constituting a cost or expense of administration of the Chapter 11 Case allowed under Sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, (a) any actual and necessary costs and expenses of preserving the Debtor’s estate, (b) any actual and necessary costs and expenses of operating the Debtor’s business during the Chapter 11 Case in the ordinary course of business, (c) any indebtedness or obligations incurred or assumed by the Debtor in Possession during the Chapter 11 Case in the ordinary course of business, (d) any allowances of compensation and reimbursement of expenses to the extent allowed by Final Order under Section 330 or 503 of the Bankruptcy Code, and (e) any fees or charges assessed against the Debtor’s estate under Section 1930, Title 28, United States Code.

     11.     Allowed Claim or Allowed Interest means a Claim against or Interest in the Debtor:

(a) to the extent that a proof of such Claim or Interest was timely Filed and served upon the Debtor and no objection to the Claim or Interest, or motion to estimate the Claim or Interest for purposes of allowance (as used hereinafter, the word “objection” shall include a motion to estimate for purposes of allowance), is Filed within the time fixed by the Bankruptcy Court for such objections; or

(b) to the extent that a proof of such Claim or Interest is deemed Filed under applicable law or pursuant to a Final Order of the Bankruptcy Court (including, but not limited to, any Claim or Interest listed on the Debtor’s schedules and not scheduled as contingent, unliquidated or disputed, and not superseded by a timely-filed proof of Claim or Interest) and no objection to the Claim or Interest is Filed within the time fixed by the Bankruptcy Court for such objections; or

(c) that is allowed pursuant to this Plan; or

(d) to the extent that a proof of such Claim or Interest is allowed pursuant to the following sentence of this definition.

     If an objection to a proof of Claim or Interest is Filed within the time fixed by the Bankruptcy Court, the Claim or Interest shall be Allowed to the extent of:

(x) any amount of such Claim or Interest to which no objection was Filed; and

(y) any amount otherwise authorized by Final Order or the Plan.

     Unless otherwise specified in the Plan or in a Final Order of the Bankruptcy Court allowing such claim, “Allowed” in reference to a Claim or Equity Interest shall not, except as otherwise expressly provided herein, include (x) interest on the amount of such Claim or Equity Interest accruing from and after the Petition Date, (y) punitive or exemplary damages, or (z) any fine, penalty or forfeiture. “Allowed Administrative Claim,” “Allowed Priority Tax Claim,” “Allowed Secured Claim,” “Allowed Contingent Guarantee Claim” and “Allowed Unsecured Claim” have correlative meanings.

     12.     Allowed Class ... Claim means an Allowed Claim in the particular Class described.

     13.     Allowed Class ... Interest means an Allowed Interest in the particular Class described.

     14.     Amended By-Laws means the Restated By-Laws of the Reorganized Debtor, which shall be in substantially the form annexed hereto as Exhibit 2 and subject to modification by the Proponent prior to the Confirmation Date.

     15.     Amended Certificate of Incorporation means the Restated Certificate of Incorporation of the Reorganized Debtor, which shall be in substantially the form annexed hereto as Exhibit 1 and subject to modification by the Proponent prior to the Confirmation Date.

     16.     Assignment and Assumption Agreement means an Assignment and Assumption Agreement substantially in the form of Exhibit 11 attached hereto.

     17.     Assumed Debt means that portion of the principal indebtedness relative to a Subsidiary Borrower’s debt obligation assumed by the Debtor.

     18.     Balloting Agent means Arnold & Porter as agent for the Debtor.

     19.     Bankruptcy Code means Title 11, United States Code, as now in effect or as amended from time to time, to the extent such amendments are applicable to the Chapter 11 Case.

     20. Bankruptcy Court means the United States District Court for the Southern District of New York having jurisdiction over the Chapter 11 Case and, to the extent of any reference made under Section 157, Title 28, United States Code, the unit of such District Court having jurisdiction over the Chapter 11 Case under Section 151, Title 28, United States Code.

     21.     Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under Section 2075, Title 28, United States Code, as amended from time to time, to the extent such amendments are applicable to the Chapter 11 Case, and any Local Rules of the Bankruptcy Court.

     22.     Board of Directors of the Reorganized Debtor means, initially, Ricardo A. Verdaguer, Joseph Thornton, William Connors and four (4) additional individuals to be selected prior to the Confirmation Hearing in accordance with the Term Sheet.

     23.     Broadband Network Financing Agreement means the Nortel/IMPSAT Argentina Financing Agreement and the Nortel/IMPSAT Brazil Financing Agreement, each as defined in Article IV below.

     24.     Business Day means any day other than a Saturday, a Sunday or any other day on which the Bankruptcy Court is closed.

     25.     Cash means lawful currency of the United States, a certified check, a cashier’s check or a wire transfer of immediately available funds from any source, or a check drawn on a domestic bank from the Reorganized Debtor or other Person making any distribution under this Plan.

     26.     Chapter 11 Case means the case filed by the Debtor with the Bankruptcy Court under Chapter 11 of the Bankruptcy Code.

     27.     Claim means (a) any right to payment from the Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, known or unknown, or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured, known or unknown.

     28.     Class means any group of substantially similar Claims or Equity Interests classified by the Plan pursuant to Section 1129(a)(1) of the Bankruptcy Code.

     29.     Collateral means any property or interest in property of the Debtor’s estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code.

     30.     Confirmation Date means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the Docket.

     31.     Confirmation Hearing means the hearing to be held by the Bankruptcy Court regarding confirmation of the Plan, as such hearing may be adjourned or continued from time to time.

     32.     Confirmation Order means the order of the Bankruptcy Court confirming the Plan, which shall be in a form reasonably acceptable to the Debtor and the Creditors’ Committee.

     33.     Consensual Confirmation means a confirmation of the Plan wherein each of Classes 4 through 24 vote in favor of the Plan.

     34.     Contingent Guarantee Claim means a contingent Claim arising under a guarantee by the Debtor of a primary obligation of a Subsidiary Borrower.

     35.     Creditors’ Committee means the statutory committee of unsecured creditors appointed in the Chapter 11 Case pursuant to Section 1102 of the Bankruptcy Code and any ex-officio members thereof.

     36.     Debtor means IMPSAT Fiber Networks, Inc., a Delaware corporation, the debtor in this Chapter 11 Case. IMPSAT Fiber Networks, Inc. was formerly known as IMPSAT Corporation.

     37.     Debtor in Possession means the Debtor in its capacity as debtor in possession in this Chapter 11 Case under Sections 1107(a) and 1108 of the Bankruptcy Code.

     38.     DGCL means the General Corporation Law of the State of Delaware, as amended from time to time.

     39.     Disallowed means, when used with respect to a Claim or Equity Interest, a Claim or Equity Interest that has been disallowed by a Final Order.

     40.     Disbursing Agent means any entity in its capacity as a disbursing agent under the Plan.

     41.     Disclosure Statement means the disclosure document relating to the Plan, including, without limitation, all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code, as it may be amended or supplemented from time to time.

     42.     Disputed means, with respect to a Claim or Equity Interest, any such Claim or Equity Interest proof of which was filed with the Bankruptcy Court and (a) which has been or hereafter is listed on the Schedules as unliquidated, disputed or contingent and which has not been resolved by written agreement of the parties or an order of the Bankruptcy Court, or (b) as to which the Debtor or any other party in interest has interposed a timely objection in accordance with the Bankruptcy Code and the Bankruptcy Rules, which objection has not been withdrawn or determined by a Final Order. Prior to (x) the time an objection has been filed, and (y) the expiration of the time within which to object to such Claim or Equity Interest set forth herein or otherwise established by order of the Bankruptcy Court, a Claim or Equity Interest shall be considered a Disputed Claim or Disputed Equity Interest to the extent that the amount of the Claim or Equity Interest specified in a proof of Claim or Equity Interest exceeds the amount of the Claim or Equity Interest scheduled by the Debtor as not disputed, contingent or unliquidated.

     43.     Docket means the docket or dockets in the Chapter 11 Case maintained by the Clerk.

     44.     DTC means The Depository Trust Company.

     45.     Effective Date means the first Business Day on which all the conditions precedent to the Effective Date specified in Article XII of the Plan shall have been satisfied or waived as provided therein; provided, however, that if a stay of the Confirmation Order is in effect, the Effective Date shall be the first Business Day after such stay is no longer in effect.

     46.     Equity Interest means the interest of any holder of Equity Securities of the Debtor, or any option, warrant or right, contractual or otherwise, to acquire any such interest.

     47.     Equity Securities means any issued and outstanding shares of common stock or other instrument evidencing a present ownership interest in the Debtor, whether or not transferable.

     48.     Equity Securities Claim means (a) any Claim arising from a claim for recision of a purchase and sale of any Equity Security, or for damages arising from the purchase or sale of any such Security, or (b) any Claim for indemnity, reimbursement or contribution on account of any such Claim, including, without limitation, any such Claims arising from that certain proceeding styled In re Initial Public Offering Securities Litigation, 21 MC 92 (SAS) (S.D.N.Y.)

     49.     Estate means the estate created by the Debtor’s Chapter 11 Case under Section 541 of the Bankruptcy Code.

     50.     File, Filed or Filing means file, filed or filing with the Bankruptcy Court in the Chapter 11 Case.

     51.     Final Distribution Date means that date, which shall not be later than thirty (30) days after the Final Resolution Date, on which all New Common Stock issuable to the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent that any of such Classes vote to reject the Plan, and to the Holders of Allowed Class 25 General Unsecured Claims, shall be issued.

     52.     Final Resolution Date means the date upon which all Claims held by the Holders of the following have become Allowed Claims or Disallowed: (i) Contingent Guarantee Claims in Classes 4 through 24 to the extent that any of such Classes vote to reject the Plan and (ii) General Unsecured Claims.

     53.     Final Order means an order or judgment of the Bankruptcy Court entered by the Clerk of the Bankruptcy Court on the docket in the Chapter 11 Case, which has not been reversed, vacated, or stayed and as to which (a) the time to appeal, petition for certiorari, or move for a new trial, reargument, or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for a new trial, reargument, or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, new trial, reargument, or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or a new trial, reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed relating to such order shall not cause such order not to be a Final Order.

     54.     Fully Diluted Basis means

     (i)  with respect to the New Guaranteed Senior Notes – Series A, assuming the conversion of the New Guaranteed Senior Notes – Series B, the exercise of the New Warrants and the exercise of the Stock Options; and

     (ii)  with respect to the New Guaranteed Senior Notes – Series B, assuming the conversion of the New Guaranteed Senior Notes – Series A, the exercise of the New Warrants and the exercise of the Stock Options; and

     (iii)  with respect to the New Warrants, assuming the conversion of the New Guaranteed Senior Notes and the exercise of the Stock Options; and

     (iv)  with respect to the Stock Options, means assuming: (a) the conversion of (x) the New Guaranteed Senior Notes – Series A and (y) the New Guaranteed Senior Notes – Series B to be issued to holders of Claims in Classes 4, 5, 6, 7 and 15, to the extent any of such Classes vote in favor of the Plan; and (b) the exercise of the New Warrants to be issued to holders of Claims in Classes 4, 5, 6, 7 and 15, to the extent any of such Classes vote in favor of the Plan.

     55.     General Unsecured Claim means any Claim against the Debtor which is not an Administrative Expense Claim, Priority Tax Claim, Other Priority Claim or Contingent Guarantee Claim.

     56.     Holder means a Person who holds a Claim or Interest in such Person’s capacity as the holder of such Claim or Interest. Where the identity of the Holder of a Claim or Interest is set forth on a register or other record maintained by or at the direction of the Debtor, the Holder of such Claim or Interest shall be deemed to be the Holder as identified on such register or record unless the Debtor is otherwise notified in a writing authorized by such Holder.

     57.     Impaired shall have the meaning ascribed to it in Section 1124 of the Bankruptcy Code.

     58.     IMPSAT means IMPSAT Fiber Networks, Inc., a Delaware corporation.

     59.     IMPSAT Argentina means IMPSAT S.A., a corporation organized under the laws of Argentina, and a Wholly Owned subsidiary of the Debtor.

     60.     IMPSAT Brazil means IMPSAT Comunicacões Ltda., a limited liability company organized under the laws of Brazil, and a Wholly Owned subsidiary of the Debtor.

     61.     IMPSAT Chile means IMPSAT Chile S.A., a corporation organized under the laws of Chile, and a Wholly Owned subsidiary of the Debtor.

     62.     IMPSAT Colombia means IMPSAT S.A., a corporation organized under the laws of Colombia, and a Wholly Owned subsidiary of the Debtor.

     63.     IMPSAT Mexico means IMPSAT S.A. de C.V., a corporation organized under the laws of Mexico, and a Wholly Owned subsidiary of the Debtor.

     64.     IMPSAT USA means IMPSAT USA, Inc., a corporation organized under the laws of Delaware, and a Wholly Owned subsidiary of the Debtor.

     65.     IMPSAT Venezuela means Telecomunicaciones IMPSAT S.A., a corporation organized under the laws of Venezuela, and a Wholly Owned subsidiary of the Debtor.

     66. Insurance Proceeds means the insurance proceeds payable to or on behalf of the Debtor with respect to an Allowed Equity Securities Claim.

     67.     Interest means the interest of any equity security Holder of the Debtor, whether or not asserted, as defined in Section 101(17) of the Bankruptcy Code.

     68.     Local Bankruptcy Rules means the local rules of the Bankruptcy Court, as applicable from time to time in the Chapter 11 Case.

     69.     Lien means any charge against, encumbrance upon or other interest in property, the purpose of which is to secure payment of a debt or performance of an obligation.

     70.     Lock-up Agreements mean, collectively, the Forbearance, Lock-Up and Voting Agreements entered into by and between the Debtor and certain Holders of the 2003 Noteholder Claim, the 2005/2008 Noteholder Claim and Contingent Guarantee Claims.

     71.     New Common Stock means the shares of common stock of the Reorganized Debtor to be authorized, issued, and outstanding as of the Effective Date.

     72.     New Common Stock Allocation Denominator means the sum of (i) the Allowed 2005/2008 Noteholder Claim, (ii) the aggregate amount of the Allowed Contingent Guarantee Claims of the Holders of such Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the aggregate amount of the Allowed Claims of the Holders of Class 25 General Unsecured Claims.

     73.     New Common Stock Effective Date Distribution Pool means a maximum of 12 million shares of New Common Stock. The New Common Stock Effective Date Distribution Pool will contain a sufficient number of shares of New Common Stock to enable the Debtor to make any distributions of New Common Stock required to be made as of the Effective Date to (i) Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 8 through 14 and 16 through 24 assuming that Classes 8 through 14 and 16 through 24 each vote to reject the Plan and that the Claims in each of such Classes are deemed Allowed, for calculation purposes only, in the full amount of the underlying indebtedness of the respective Subsidiary Borrower guaranteed by the Debtor, together with accrued and unpaid interest thereon through the Petition Date, and (iii) the Holders of Allowed Class 25 General Unsecured Claims.

     74.     New Guaranteed Senior Notes means the New Guaranteed Senior Notes – Series A and the New Guaranteed Senior Notes – Series B.

     75.     New Guaranteed Senior Notes – Series A means the guaranteed senior convertible notes of the Reorganized Debtor to be issued in the aggregate principal amount of $67,531,000 pursuant to the Plan and on the terms and conditions of the New Guaranteed Senior Notes – Series A Indenture, which shall contain the terms and conditions set forth in the New Guaranteed Senior Notes – Series A Term Sheet, subject to modification by the Proponent prior to the Confirmation Date, and which shall be guaranteed by IMPSAT Argentina and which shall be convertible into New Common Stock, all as more specifically described in the New Guaranteed Senior Notes – Series A Indenture.

     76. New Guaranteed Senior Notes – Series A Indenture means that certain Indenture to be dated as of the Effective Date among the Debtor, IMPSAT Argentina and the New Indenture Trustee for the benefit of the Holders of the New Guaranteed Senior Notes – Series A.

     77.     New Guaranteed Senior Notes – Series A Term Sheet means the term sheet attached hereto as Exhibit 4, which sets forth the terms and conditions on which the Debtor shall issue the New Guaranteed Senior Notes – Series A pursuant to the Plan.

     78.     New Guaranteed Senior Notes – Series B means the guaranteed senior convertible notes of the Reorganized Debtor to be issued in the aggregate principal amount of up to $50,579,000 pursuant to the Plan and on the terms and conditions of the New Guaranteed Senior Notes – Series B Indenture, which shall contain the terms and conditions set forth in the New Guaranteed Senior Notes – Series B Term Sheet, subject to modification by the Proponent prior to the Confirmation Date, and which shall be guaranteed by IMPSAT Argentina and which shall be convertible into New Common Stock, all as more specifically described in the New Guaranteed Senior Notes – Series B Indenture.

     79.     New Guaranteed Senior Notes – Series B Indenture means that certain Indenture to be dated the Effective Date among the Debtor, IMPSAT Argentina and the New Indenture Trustee for the benefit of the Holders of the New Guaranteed Senior Notes – Series B.

     80.     New Guaranteed Senior Notes – Series B Term Sheet means the term sheet attached hereto as Exhibit 5, which sets forth the terms and conditions on which the Debtor shall issue the New Guaranteed Senior Notes – Series B pursuant to the Plan.

     81.     New Indenture Trustee means such entity serving as Indenture Trustee pursuant to the New Notes Indentures.

     82.     New Management Shares means New Common Stock issued by the Debtor to officers of the Reorganized Debtor as of the Effective Date and representing 2% of the ownership of the Debtor as of said date, subject to Subsequent Dilution and further dilution.

     83.     New Management Agreements means employment agreements dated as of the Effective Date by and between the Reorganized Debtor and certain senior officers of the Reorganized Debtor, in form and substance reasonably acceptable to the Board of Directors of the Reorganized Debtor.

     84.     New Notes Indentures means collectively the New Guaranteed Senior Notes – Series A Indenture and the New Guaranteed Senior Notes – Series B Indenture.

     85.     New Warrants means up to 3.5 million warrants held in the New Warrant Effective Date Distribution Pool, which shall be substantially in the form annexed as Exhibit A to the Warrant Agreement and subject to modification by the Proponent prior to the Confirmation Date, and which are issued pursuant to and exercisable in accordance with the terms and conditions of the Warrant Agreement; such New Warrants shall be dated as of the Effective Date and each New Warrant shall entitle the holder thereof to purchase one (1) share of New Common Stock of Reorganized IMPSAT at a price of $15.00 per share for a period of eight (8) years from the Effective Date.

     86. New Warrant Effective Date Distribution Pool means a maximum of up to 3.5 million New Warrants. The New Warrant Effective Date Distribution Pool will contain a sufficient number of New Warrants to enable the Debtor to make any distributions of New Warrants required to be made as of the Effective Date to Holders of Claims in Classes 4 through 24, assuming that each of such Classes votes to accept the Plan.

     87.     Nortel means Nortel Networks Limited, a Canadian corporation. Nortel Networks Limited was formerly known as Nortel Networks Corporation.

     88.     Nortel Election means the right, previously granted by IMPSAT Brazil in connection with the Subsidiary Debt Restructuring, to waive its right to receive New Guaranteed Senior Notes – Series B, in exchange for (i) the issuance of that number of additional New Warrants such that the Holders of Class 15 Claims shall receive in the aggregate New Warrants to acquire shares of New Common Stock equal to 8.064% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation; (ii) increasing the amount of Restructured Senior Debt under the Nortel/IMPSAT Brazil Financing Agreement to $91,200,000; and (iii) decreasing the Assumed Debt to $33,929,546.

     89.     Old Notes means collectively the 2003 Notes, the 2005 Notes and the 2008 Notes issued by the Debtor under the Old Notes Indentures.

     90.     Old Notes Indentures means collectively the 2003 Notes Indenture, the 2005 Notes Indenture and the 2008 Notes Indenture.

     91.     Old Notes Indenture Trustee means The Bank of New York, as Indenture Trustee pursuant to each of the Old Notes Indentures.

     92.     Other Priority Claim means any Claim other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment under Section 507(a) of the Bankruptcy Code.

     93.     Petition Date means June 11, 2002, the date on which the Debtor commenced the Chapter 11 Case.

     94.     Plan means this Plan of Reorganization under Chapter 11 of the Bankruptcy Code, including, without limitation, the exhibits and schedules hereto, as the same may be amended or modified from time to time in accordance with the provisions of the Bankruptcy Code and the terms hereof.

     95.     Plan Supplement means the supplement to the Plan containing the New Notes Indentures and the New Management Agreements, which shall be filed with the Bankruptcy Court no later than ten (10) days prior to the Confirmation Date.

     96.     Professional Claims Reserve means the Cash reserved on the Effective Date in accordance with Section IX. C of the Plan.

     97.     Proponent means the Debtor.

     98.     Priority Tax Claim means any Claim of a governmental unit of the kind entitled to priority in payment as specified in Sections 502(i) and 507(a)(8) of the Bankruptcy Code.

     99.     Ratable Portion means, with reference to any distribution on account of any Claim or Equity Interest in any Class or subclass, as the case may be, a distribution equal in amount to the ratio (expressed as a percentage) that the amount of such Claim or number of shares evidencing such Equity Interest, as applicable, bears to the aggregate amount of Claims or aggregate number of outstanding shares of Equity Interests in the same Class or subclass, as applicable.

     100.     Record Date means the record date for purposes of making distributions under the Plan to the Holders of the Old Notes or other Claims, which date shall be the Confirmation Date.

     101.     Registration Rights Agreement means the registration rights agreement relating to the New Guaranteed Senior Notes, the New Warrants and the New Common Stock to be distributed pursuant to the Plan and the New Common Stock issuable upon conversion of the New Guaranteed Senior Notes or exercise of the New Warrants, to be entered into as of the Effective Date by the Reorganized Debtor for the benefit of certain holders of shares of New Common Stock, New Guaranteed Senior Notes and New Warrants, which agreement shall be in substantially the form of, and containing provisions not less favorable than, the form of agreement annexed hereto as Exhibit 8 and subject to modification by the Proponent prior to the Confirmation Date.

     102.     Rejection Claim means any Claim against the Debtor arising from the rejection of any executory contract or unexpired lease, including any Claim of (a) a lessor for damages resulting from the rejection of a lease of real property as any such Claim shall be calculated in accordance with Section 502(b)(6) of the Bankruptcy Code, or (b) an employee for damages resulting from the rejection of an employment agreement as any such Claim shall be calculated in accordance with Section 502(b)(7) of the Bankruptcy Code.

     103.     Reorganized Debtor means the Debtor as it will be reorganized as of the Effective Date in accordance with the Plan.

     104.     Restructured Senior Debt means, collectively, the senior debt of the Subsidiary Borrowers issued by said entities to the Holders of Contingent Guarantee Claims that vote in favor of the Plan in the amounts set forth on Exhibit 6, and issued consistent with the terms of the Restructured Senior Debt Term Sheet.

     105.     Restructured Senior Debt Term Sheet means the term sheet attached hereto as Exhibit 7, which sets forth the terms and conditions common to the Restructured Senior Debt.

     106.     Schedules means the schedules of assets and liabilities and the statement of financial affairs filed by the Debtor under Section 521 of the Bankruptcy Code, Bankruptcy Rule 1007 and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended through the Confirmation Date.

     107.     Secured Claim means a Claim secured by a Lien on Collateral to the extent of the value of such Collateral (i) as set forth in the Plan, (ii) as agreed to by the Holder of such Claim and the Debtor, or (iii) as determined by a Final Order in accordance with Section 506(a) of the Bankruptcy Code or, in the event that such Claim is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of such setoff.

     108.     Securities Act means the Securities Act of 1933, as amended.

     109. Sirti means Sirti Argentina S.A., a corporation organized under the laws of Argentina.

     110.     Stock Option Plan means the Stock Option Plan, which shall be in substantially the form annexed hereto as Exhibit 9 and subject to modification by the Proponent prior to the Confirmation Date.

     111.     Stock Option means an option to purchase New Common Stock granted pursuant to the Stock Option Plan.

     112.     Subsidiary Borrower means each of IMPSAT Argentina, IMPSAT Brazil, IMPSAT Chile, IMPSAT Colombia, IMPSAT Mexico, IMPSAT USA and IMPSAT Venezuela, as applicable.

     113.     Subsidiary Debt Restructuring means the issuance of the Restructured Senior Debt.

     114.     Subsequent Dilution means

     (i)  with respect to the New Guaranteed Senior Notes – Series A, the dilution which will occur upon the conversion of the New Guaranteed Senior Notes – Series B, the exercise of the New Warrants and the exercise of the Stock Options;

     (ii)  with respect to the New Guaranteed Senior Notes – Series B, the dilution which will occur upon the conversion of the New Guaranteed Senior Notes – Series A, the exercise of the New Warrants and the exercise of the Stock Options;

     (iii)  with respect to the issuance of New Common Stock to Holders of Allowed 2005/2008 Noteholder Claims, the dilution which will occur upon the conversion of the New Guaranteed Senior Notes, the exercise of the New Warrants and the exercise of the Stock Options;

     (iv)  with respect to the New Warrants, the dilution which will occur upon the conversion of the New Guaranteed Senior Notes and the exercise of the Stock Options;

     (v)  with respect to the issuance of New Management Shares, the dilution which will occur upon the conversion of the New Guaranteed Senior Notes, the exercise of the New Warrants and the exercise of the Stock Options; and

     (vi)  with respect to Stock Options, the dilution which will occur upon the conversion of the New Guaranteed Senior Notes and the exercise of the New Warrants.

     115.     Term Sheet means that certain term sheet attached to each of the Lock-up Agreements.

     116.     Unsecured Claim means a Claim, exclusive of Claims of insiders and affiliates, that arose or is deemed to have arisen before the Petition Date, to the extent the amount of such Claims (a) is not secured by any Collateral or (b) is greater than the value of any Lien in Collateral of the Debtor which secures such Claim.

     117.     Warrant Agreement means that Warrant Agreement by and between the Debtor and the Warrant Agent, on behalf of the Holders of Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote in favor of the Plan, which agreement shall be in substantially the form of, and containing provisions not less favorable than, the form of agreement annexed hereto as Exhibit 3 and subject to modification by the Proponent prior to the Confirmation Date.

     118.     Warrant Agent means such entity serving as Warrant Agent pursuant to the Warrant Agreement.

     119.     Wholly Owned means, as to a Subsidiary Borrower, any Subsidiary Borrower as to which all of the outstanding shares of capital stock (other than directors’ qualifying shares and shares held by other persons to the extent that shares are required to be held by a person other than the Debtor or a subsidiary of the Debtor) are owned directly or indirectly, by the Debtor.

     B.     Interpretation, Application Of Definitions And Rules Of Construction.

     Unless otherwise specified, all section, schedule, or exhibit references in the Plan are to the respective section in, article of, or schedule or exhibit to, the Plan, as the same may be amended, waived, or modified from time to time. The words “herein,” “hereof,” “hereto,” “hereunder” and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. A term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code. The rules of construction contained in Section 102 of the Bankruptcy Code shall apply to the construction of the Plan. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof.

     C.     Time Periods.

     In computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

III.	PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

     A.     Administrative Expense Claims. On the Effective Date, or as soon as practicable thereafter, except to the extent that a Holder of an Allowed Administrative Expense Claim agrees to a less favorable treatment of such Allowed Administrative Expense Claim, the Reorganized Debtor shall pay to each Holder of an Allowed Administrative Expense Claim Cash in an amount equal to such Allowed Administrative Expense Claim or otherwise establish the Professional Claims Reserve in Cash in accordance with Section IX.C of the Plan; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtor in Possession or liabilities arising under loans or advances to or other obligations incurred by the Debtor in Possession, whether or not incurred in the ordinary course of business, shall be assumed and paid by the Reorganized Debtor in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to such transactions.

     B.     Priority Tax Claims. On the Effective Date, or as soon as practicable thereafter, except to the extent that a Holder of an Allowed Priority Tax Claim agrees to a less favorable treatment of such Allowed Priority Tax Claim, the Reorganized Debtor shall, at its option, pay to each Holder of an Allowed Priority Tax Claim that is due and payable on or before the Effective Date either (a) Cash in an amount equal to such Allowed Priority Tax Claim, or (b) deferred annual cash payments, over a period not exceeding six (6) years after the date of assessment of such Claim, of a value, as of the Effective Date, equal to the Allowed amount of such Claim. Allowed Priority Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

     IV.     CLASSIFICATION OF CLAIMS AGAINST AND EQUITY INTERESTS IN THE DEBTOR

     The following is a designation of the Classes of Claims and Interests under this Plan. In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims have not been classified and are excluded from the following Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class, and is classified in another Class or Classes to the extent that any remainder of the Claim or Interest qualifies within the description of such other Class or Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest is an Allowed Claim or Allowed Interest in that Class and has not been paid, released or otherwise satisfied before the Effective Date; a Claim or Interest which is not an Allowed Claim or Allowed Interest is not in any Class. A Disputed Claim or Disputed Interest, to the extent that it subsequently becomes an Allowed Claim or Allowed Interest, shall be included in the Class for which it would have qualified had it not been Disputed. Notwithstanding anything to the contrary contained in this Plan, no distribution shall be made on account of any Claim or Interest to the extent such Claim or Interest is not an Allowed Claim or an Allowed Interest.

Class 1 – Other Priority Claims	N/A

Class 2 – 2003 Noteholder Claim	Class 2 consists of all Allowed 2003 Noteholder Claims arising under the 2003 Notes.

Class 3 – 2005/2008 Noteholder Claim	Class 3 consists of all Allowed 2005/2008 Noteholder Claims arising under the 2005 Notes or the 2008 Notes, as applicable.

Class 4 – Nortel Argentina Contingent Guarantee Claim	Class 4 consists of all Allowed Unsecured Claims against the Debtor held by Nortel arising under that certain Guarantee Agreement dated October 25, 1999 between the Debtor and Nortel (the “Nortel/IMPSAT Argentina Guarantee”) whereby the Debtor guaranteed the obligations of IMPSAT Argentina to Nortel under that certain Financing Agreement dated as of October 25, 1999, as amended, by and among IMPSAT Argentina, Nortel, Sirti, and Bankers Trust Company (the “Nortel/IMPSAT Argentina Financing Agreement”).

Class 5 – Sirti Argentina Contingent Guarantee Claim	Class 5 consists of all Allowed Unsecured Claims against the Debtor held by Sirti arising under the Nortel/IMPSAT Argentina Guarantee.

Class 6 – Sirti (Payables) Argentina Contingent Guarantee Claim	Class 6 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee dated October 23, 2001 between the Debtor and Sirti whereby the Debtor guaranteed certain accounts payable obligations of IMPSAT Argentina to Sirti (the “Sirti/IMPSAT Argentina Payables Financing Agreement”).

Class 7 – ISCH Argentina Contingent Guarantee Claim	Class 7 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated November 22, 2000 between the Debtor and Lucent Technologies, S.A. Argentina whereby the Debtor guaranteed the obligations of IMPSAT Argentina under that certain Financing Agreement dated as of September 29, 2000, as amended, among IMPSAT Argentina, Lucent Technologies S.A. Argentina and Bankers Trust Company (the “Lucent/IMPSAT Argentina Financing Agreement”).

Class 8 – Citibank Argentina Contingent Guarantee Claim	Class 8 consists of all Allowed Unsecured Claims against the Debtor arising under those certain Guarantee Agreements dated October 10, 2000, December 15, 2000, March 15, 2001, April 17, 2001, and April 30, 2001, between the Debtor and Citibank N.A. whereby the Debtor guaranteed the obligations of IMPSAT Argentina under those certain promissory notes dated March 15, 1999, December 15, 1999, January 5, 2000, October 10, 2000, December 15, 2000, March 15, 2001, April 17, 2001 and April 30, 2001 between Citibank N.A. and IMPSAT Argentina (the “Citibank/IMPSAT Argentina Financing Agreement”).

Class 9 –Hughes Argentina Contingent Guarantee Claim	Class 9 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated June 20, 2001 between IMPSAT Argentina and Hughes Network Systems whereby the Debtor guaranteed the obligations of IMPSAT Argentina under that certain Financing Agreement dated June 20, 2001 between IMPSAT Argentina and Hughes Network Systems (the “Hughes/IMPSAT Argentina Financing Agreement”).

Class 10 – Ericsson Argentina Contingent Guarantee Claim	Class 10 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated August 31, 2000 between the Debtor and Compañia Ericsson S.A.C.I. whereby the Debtor guaranteed the obligations of IMPSAT Argentina under that certain Financing Contract between IMPSAT S.A. and Compañia Ericsson S.A.C.I. (the “Ericsson/IMPSAT Argentina Financing Agreement”).

Class 11 – Harris Argentina Contingent Guarantee Claim	Class 11 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated June 6, 2001 between the Debtor and Harris Canada, Inc. (the “Harris Guarantee”) whereby the Debtor guaranteed the obligations of IMPSAT Argentina under that certain Master Loan Agreement dated June 6, 2001 between Harris Canada, Inc. and IMPSAT Argentina, IMPSAT Brazil, IMPSAT Colombia, Impsatel del Ecuador S.A., IMPSAT Venezuela and the Debtor as Guarantor (the “Harris/IMPSAT Financing Agreement”).
Class 12 – Tellabs Argentina Contingent Guarantee Claim	Class 12 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated December 19, 2000 between the Debtor and Tellabs OY whereby the Debtor guaranteed the obligations of IMPSAT Argentina under that certain Promissory Note dated December 19, 2000 between IMPSAT Argentina and Tellabs OY (the “Tellabs/IMPSAT Argentina Financing Agreement”).

Class 13 – DMC Argentina Contingent Guarantee Claim	Class 13 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated April 18, 2001 between the Debtor and DMC Startex Networks, Inc. whereby the Debtor guaranteed the obligations of IMPSAT Argentina under a credit facility between DMC Startex Networks, Inc. and IMPSAT Argentina dated March 29, 2001 (the “DMC/IMPSAT Argentina Financing Agreement”).

Class 14 – Compaq Argentina Contingent Guarantee Claim	Class 14 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guaranty dated April 18, 2001 between the Debtor and Compaq Financial Services Corporation (the “Compaq Guaranty”) whereby the Debtor guaranteed the obligations of IMPSAT Argentina under that certain Contrato Marco de Leasing Financiero dated June 14, 2001 between Compaq Financial Services Argentina S.R.L. and IMPSAT Argentina and Schedules 1 through 8 thereto (the “Compaq/IMPSAT Argentina Financing Agreement”).

Class 15 – Nortel Brazil Contingent Guarantee Claim	Class 15 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated October 25, 1999 between the Debtor and Nortel whereby the Debtor guaranteed the obligations of IMPSAT Brazil under that certain Financing Agreement dated as of October 25, 1999, as amended, between IMPSAT Brazil and Nortel (the “Nortel/IMPSAT Brazil Financing Agreement”).

Class 16 – ECRLA Brazil Contingent Guarantee Claim	Class 16 consists of all Allowed Unsecured Claims against the Debtor arising under those certain guarantees by the Debtor whereby the Debtor guaranteed the obligations of IMPSAT Brazil under Master Equipment Lease No. 1 dated April 30, 1999 between El Camino Resources de America Latina, Inc. (“ECRLA”) and IMPSAT Brazil (“Master Lease No. 1”); Equipment Lease Schedule Nos. 1, 2, 3 and 4 to Master Lease No. 1; Master Equipment Lease No. 2 dated April 30, 1999 between ECRLA and IMPSAT Brazil (“Master Lease No. 2”); and Equipment Lease Schedule No. 6 to Master Lease No. 2 (the “ECRLA/IMPSAT Brazil Financing Agreement”).

Class 17 – Cisco Brazil Contingent Guarantee Claim	Class 17 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement dated May 22, 2001, among the Debtor, Citibank NA and Citibank Overseas Investment Corporation whereby the Debtor guaranteed the obligations of IMPSAT Brazil under that certain Contrato de Arrendamento Mercantil Nr. 28855/01 dated October 10, 2001 between Citibank Leasing S.A. Arrendamento Mercantil and IMPSAT Brazil (the “Cisco/IMPSAT Brazil Financing

Agreement”).
Class 18 – Harris Brazil Contingent Guarantee Claim	Class 18 consists of all Allowed Unsecured Claims against the Debtor arising under the Harris Guarantee whereby the Debtor guaranteed the obligations of IMPSAT Brazil under the Harris/IMPSAT Financing Agreement.

Class 19 – Harris Venezuela Contingent Guarantee Claim	Class 19 consists of Allowed Unsecured Claims against the Debtor arising under the Harris Guarantee whereby the Debtor guaranteed the obligations of IMPSAT Venezuela under the Harris/IMPSAT Financing Agreement.

Class 20 – AmTrade Bank Colombia Contingent Guarantee Claim	Class 20 consists of all Allowed Unsecured Claims against the Debtor arising under that certain guarantee dated April 4, 2000 among the Debtor, AmTrade International Bank of Georgia and IMPSAT Colombia whereby the Debtor guaranteed the obligations of IMPSAT Colombia under that certain Credit Facility Agreement dated April 4, 2000 between IMPSAT Colombia and Amtrade International Bank of Georgia (the “AmTrade/IMPSAT Colombia Financing Agreement”).

Class 21 – Nortel Dasa USA Contingent Guarantee Claim	Class 21 consists of all Allowed Unsecured Claims against the Debtor arising under that certain Guarantee Agreement (the “Nortel Dasa Guarantee”) dated May 30, 2000 between the Debtor and Nortel Dasa Network Systems GMBH & CO. KG (“Nortel Dasa”) whereby the Debtor guaranteed the obligations of IMPSAT USA under that certain Master Financing Agreement dated May 30, 2000 between the Debtor and Nortel Dasa Network Systems GMBH & CO. KG (the “Nortel Dasa/IMPSAT Financing Agreement”).

Class 22 – Bank of America USA Contingent Guarantee Claim	Class 22 consists of all Allowed Unsecured Claims against the Debtor arising under those certain Guarantee Agreements dated January 8, 1997, June 6, 1998, and the comfort letter dated October 9, 1998 between the Debtor and Barnett Bank, N.A., as predecessor to Bank of America whereby the Debtor guaranteed the obligations of IMPSAT USA under those certain promissory notes dated January 8, 1997, June 19, 1998 and October 9, 1998 between

IMPSAT USA and Barnett Bank, N.A. (the “Bank of America/IMPSAT USA Financing Agreement”).

Class 23 – Nortel Dasa Mexico Contingent Guarantee Claim	Class 23 consists of all Allowed Unsecured Claims against the Debtor arising under the Nortel Dasa Guarantee whereby the Debtor guaranteed the obligations of IMPSAT Mexico under the Nortel Dasa/IMPSAT Financing Agreement.

Class 24 – Compaq Chile Contingent Guarantee Claim	Class 24 consists of all Allowed Unsecured Claims against the Debtor arising under the Compaq Guaranty whereby the Debtor guaranteed the obligations of IMPSAT Chile under the Contrato de Arrendamiento dated October 11, 2001 and Schedule No. 4 thereto, and the Contrato de Arrendamiento dated October 29, 2001 and Schedule No. 7 thereto between Compaq Financial Services Ltda. and IMPSAT Chile (the “Compaq/IMPSAT Chile Financing Agreement”).

Class 25 – General Unsecured Claims	Class 25 consists of all Allowed Unsecured Claims against the Debtor other than Other Priority Claims in Class 1, the 2003 Noteholders Claim in Class 2, the 2005/2008 Noteholders Claim in Class 3, the Contingent Guarantee Claims in Classes 4 through 24, the Convenience Claims in Class 26, the Equity Securities Claims in Class 27 and other than Administrative Expense Claims and Priority Tax Claims.

Class 26 – Convenience Claims	Class 26 consists of all Allowed General Unsecured Claims in the amount of $60,000 or less and not otherwise satisfied by order of the Bankruptcy Court. All Allowed General Unsecured Claims of a single Holder shall be aggregated and treated as a single Allowed General Unsecured Claim for purposes of determining such Claim’s entitlement to classification in Class 26 under the Plan.

Class 27 – Equity Securities Claims	Class 27 consists of all Allowed Equity Securities Claims against the Debtor.

Class 28 – Equity Interests	Class 28 consists of all Allowed Interests in the Debtor.

V.     PROVISIONS FOR TREATMENT OF CLAIMS, AND EQUITY INTERESTS

     1.     Class 1: Other Priority Claims

     On the Effective Date, or as soon as practicable thereafter, except to the extent that a Holder of an Allowed Other Priority Claim agrees to a less favorable treatment of such Allowed Other Priority Claim, or except to the extent that such Claim is not due and payable on or before the Effective Date, each Allowed Other Priority Claim shall be paid in full, in Cash, and shall be considered unimpaired in accordance with Section 1124 of the Bankruptcy Code. All Allowed Other Priority Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

     2.     Class 2: 2003 Noteholder Claim

     On the Effective Date, or as soon as practicable thereafter, in full satisfaction of the 2003 Noteholder Claim, the 2003 Notes, including the outstanding principal and all accrued and unpaid interest thereon and the 2003 IMPSAT Argentina Guarantee, shall be cancelled and each Holder thereof shall receive its Ratable Portion of the New Guaranteed Senior Notes – Series A. The 2003 Noteholder Claim is an Allowed Claim in the amount of $139,047,470.

     3.     Class 3: 2005/2008 Noteholder Claim

     On the Effective Date, or as soon as practicable thereafter, in full satisfaction of the 2005/2008 Noteholder Claim, the 2005 Notes and 2008 Notes, including the outstanding principal and all accrued and unpaid interest thereon shall be cancelled, and each Holder thereof shall receive from the New Common Stock Effective Date Distribution Pool, its Ratable Portion of 98% of the shares of New Common Stock issued on the Effective Date, as such percentage may be decreased to allow for the allocation of such New Common Stock to the Holders of (x) Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (y) Allowed Class 25 General Unsecured Claims, subject to Subsequent Dilution and any further dilution. The 2005/2008 Noteholder Claim is an Allowed Claim in the amount of $588,207,117.

     4.     Class 4: Nortel Argentina Contingent Guarantee Claim

(a) If Class 4 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $61,212,822 in principal amount of the indebtedness owed by IMPSAT Argentina to Nortel under the Nortel/IMPSAT Argentina Financing Agreement (the “Nortel/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Nortel/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Nortel/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Nortel/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Nortel/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 4 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina to Nortel under the Nortel/IMPSAT Argentina Financing Agreement in the amount of $35,040,000 (the “Nortel/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Nortel/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 4 Claims shall receive their Ratable Portion of $15,938,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 4.382% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 4 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Nortel/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Nortel/IMPSAT Argentina Financing Agreement to the extent of the restructured Nortel/IMPSAT Argentina Remaining Debt.

(b) If Class 4 rejects the Plan, then the Holders of Class 4 Claims shall receive no later than the Final Distribution Date from the New Common Stock

Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Nortel Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Nortel Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     5.     Class 5: Sirti Argentina Contingent Guarantee Claim

(a) If Class 5 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $15,279,131 in principal amount of the indebtedness owed by IMPSAT Argentina to Sirti under the Nortel/IMPSAT Argentina Financing Agreement (the “Sirti/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Nortel/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Sirti/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Sirti/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Sirti/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 5 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina to Sirti under the Nortel/IMPSAT Argentina Financing Agreement in the amount of $8,746,000 (the “Sirti/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Sirti/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 5 Claims shall receive their Ratable Portion of $3,978,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 1.094% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 5 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Sirti/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Nortel/IMPSAT Argentina Financing Agreement to the extent of the restructured Sirti/IMPSAT Argentina Remaining Debt.

(b) If Class 5 rejects the Plan, then the Holders of Class 5 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Sirti Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Sirti Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     6.     Class 6: Sirti (Payables) Argentina Contingent Guarantee Claim

(a) If Class 6 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $5,668,860 in principal amount of the indebtedness owed by IMPSAT Argentina under the Sirti/IMPSAT Argentina Payables Financing Agreement (the “Sirti/IMPSAT Argentina Payables Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Sirti/IMPSAT Argentina Payables Financing Agreement will be deemed cancelled to the extent of the Sirti/IMPSAT Argentina Payables Assumed Debt and replaced by a guarantee of the Sirti/IMPSAT Argentina Payables Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Sirti/IMPSAT Argentina Payables Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 6 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Sirti/Argentina IMPSAT Payables Financing Agreement in the amount of $2,635,000 (the “Sirti/IMPSAT Argentina Payables Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Sirti/IMPSAT Argentina Payables Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 6 Claims shall receive their Ratable Portion of

$1,199,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.378% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 6 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Sirti/IMPSAT Argentina Payables Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Sirti/IMPSAT Argentina Payables Financing Agreement to the extent of the restructured Sirti/IMPSAT Argentina Payables Remaining Debt.

(b) If Class 6 rejects the Plan, then the Holders of Class 6 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Sirti (Payables) Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Sirti (Payables) Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     7.     Class 7: ISCH Argentina Contingent Guarantee Claim

(a) If Class 7 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $9,962,311 in principal amount of the indebtedness owed by IMPSAT Argentina under the Lucent/IMPSAT Argentina Financing Agreement (the “Lucent/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Lucent/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Lucent/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Lucent/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Lucent/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 7 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Lucent/IMPSAT Argentina Financing Agreement in the amount of $5,702,000 (the “Lucent/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Lucent/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 7 Claims shall receive their Ratable Portion of $2,594,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.713% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 7 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Lucent/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Lucent/IMPSAT Argentina Financing Agreement to the extent of the restructured Lucent/IMPSAT Argentina Remaining Debt.

(b) If Class 7 rejects the Plan, then the Holders of Class 7 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed ISCH Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed ISCH Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     8.     Class 8: Citibank Argentina Contingent Guarantee Claim

(a) If Class 8 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $5,314,976 in principal amount of the indebtedness owed by IMPSAT Argentina under the Citibank/IMPSAT Argentina Financing Agreement (the “Citibank/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Citibank/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Citibank/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Citibank/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Citibank/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 8 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Citibank/IMPSAT Argentina Financing Agreement in the amount of $3,042,000 (the “Citibank/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Citibank/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 8 Claims shall receive their Ratable Portion of $1,384,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.380% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 8 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Citibank/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Citibank/IMPSAT Argentina Financing Agreement to the extent of the restructured Citibank/IMPSAT Argentina Remaining Debt.

(b) If Class 8 rejects the Plan, then the Holders of Class 8 Claims shall receive no later than the Final Distribution Date from the New Common Stock

Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Citibank Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Citibank Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     9.     Class 9: Hughes Argentina Contingent Guarantee Claim

(a) If Class 9 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $2,177,867 in principal amount of the indebtedness owed by IMPSAT Argentina under the Hughes/IMPSAT Argentina Financing Agreement (the “Hughes/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Hughes/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Hughes/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Hughes/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Hughes/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 9 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Hughes/IMPSAT Argentina Financing Agreement in the amount of $1,247,000 (the “Hughes/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Hughes/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 9 Claims shall receive their Ratable Portion of $567,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.156% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 9 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Hughes/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Hughes/IMPSAT Argentina Financing Agreement to the extent of the restructured Hughes/IMPSAT Argentina Remaining Debt.

(b) If Class 9 rejects the Plan, then the Holders of Class 9 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Hughes Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Hughes Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     10.     Class 10: Ericsson Argentina Contingent Guarantee Claim

(a) If Class 10 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $4,809,526 in principal amount of the indebtedness owed by IMPSAT Argentina under the Ericsson/IMPSAT Argentina Financing Agreement (the “Ericsson/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Ericsson/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Ericsson/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Ericsson/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Ericsson/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 10 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Ericsson/IMPSAT Argentina Financing Agreement in the amount of $2,753,000 (the “Ericsson/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Ericsson/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 10 Claims shall receive their Ratable Portion of

$1,252,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.344% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 10 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Ericsson/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Ericsson/IMPSAT Argentina Financing Agreement to the extent of the restructured Ericsson/IMPSAT Argentina Remaining Debt.

(b) If Class 10 rejects the Plan, then the Holders of Class 10 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Ericsson Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Ericsson Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     11.     Class 11: Harris Argentina Contingent Guarantee Claim

(a) If Class 11 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $1,448,427 in principal amount of the indebtedness owed by IMPSAT Argentina under the Harris/IMPSAT Financing Agreement (the “Harris/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Harris/IMPSAT Financing Agreement will be deemed cancelled to the extent of the Harris/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Harris/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Harris/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 11 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Harris/IMPSAT Financing Agreement in the amount of $829,000 (the “Harris/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Harris/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 11 Claims shall receive their Ratable Portion of $377,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.104% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 11 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Harris/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Harris/IMPSAT Financing Agreement to the extent of the restructured Harris/IMPSAT Argentina Remaining Debt.

(b) If Class 11 rejects the Plan, then the Holders of Class 11 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Harris Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Harris Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     12.     Class 12: Tellabs Argentina Contingent Guarantee Claim

(a) If Class 12 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $1,392,962 in principal amount of the indebtedness owed by IMPSAT Argentina under the Tellabs/IMPSAT Argentina Financing Agreement (the “Tellabs/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Tellabs/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Tellabs/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Tellabs/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Tellabs/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 12 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Tellabs/IMPSAT Argentina Financing Agreement in the amount of $798,000 (the “Tellabs/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Tellabs/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 12 Claims shall receive their Ratable Portion of $363,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.100% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 12 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Tellabs/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Tellabs/IMPSAT Argentina Financing Agreement to the extent of the restructured Tellabs/IMPSAT Argentina Remaining Debt.

(b) If Class 12 rejects the Plan, then the Holders of Class 12 Claims shall receive no later than the Final Distribution Date from the New Common Stock

Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Tellabs Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Tellabs Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     13.     Class 13: DMC Argentina Contingent Guarantee Claim

(a) If Class 13 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $951,888 in principal amount of the indebtedness owed by IMPSAT Argentina under the DMC/IMPSAT Argentina Financing Agreement (the “DMC/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the DMC/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the DMC/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the DMC/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the DMC/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 13 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the DMC/IMPSAT Argentina Financing Agreement in the amount of $545,000 (the “DMC/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The DMC/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 13 Claims shall receive their Ratable Portion of $248,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.068% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 13 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the DMC/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the DMC/IMPSAT Argentina Financing Agreement to the extent of the restructured DMC/IMPSAT Argentina Remaining Debt.

(b) If Class 13 rejects the Plan, then the Holders of Class 13 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed DMC Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed DMC Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     14.     Class 14: Compaq Argentina Contingent Guarantee Claim

(a) If Class 14 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $686,104 in principal amount of the indebtedness owed by IMPSAT Argentina under the Compaq/IMPSAT Argentina Financing Agreement (the “Compaq/IMPSAT Argentina Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Argentina arising under the Compaq/IMPSAT Argentina Financing Agreement will be deemed cancelled to the extent of the Compaq/IMPSAT Argentina Assumed Debt and replaced by a guarantee of the Compaq/IMPSAT Argentina Assumed Debt by IMPSAT Argentina pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Argentina in the amount of the Compaq/IMPSAT Argentina Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 14 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Argentina under the Compaq/IMPSAT Argentina Financing Agreement in the amount of $392,000 (the “Compaq/IMPSAT Argentina Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Compaq/IMPSAT Argentina Assumed Debt and the guarantee thereof by IMPSAT Argentina shall be cancelled, and in exchange therefor the Holders of Class 14 Claims shall receive their Ratable Portion of

$179,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.049% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 14 Claims shall, and the Debtor shall cause IMPSAT Argentina to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Compaq/IMPSAT Argentina Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Compaq/IMPSAT Argentina Financing Agreement to the extent of the restructured Compaq/IMPSAT Argentina Remaining Debt.

(b) If Class 14 rejects the Plan, then the Holders of Class 14 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Compaq Argentina Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Compaq Argentina Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     15.     Class 15: Nortel Brazil Contingent Guarantee Claim

(a) If Class 15 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $79,577,546 in principal amount of the indebtedness owed by IMPSAT Brazil under the Nortel/IMPSAT Brazil Financing Agreement (the “Nortel/IMPSAT Brazil Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Brazil arising under the Nortel/IMPSAT Brazil Financing Agreement will be deemed cancelled to the extent of the Nortel/IMPSAT Brazil Assumed Debt and replaced by a guarantee of the Nortel/IMPSAT Brazil Assumed Debt by IMPSAT Brazil pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Brazil in the amount of the Nortel/IMPSAT Brazil Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 15 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Brazil under the Nortel/IMPSAT Brazil Financing Agreement in the amount of $45,552,000 (the “Nortel/IMPSAT Brazil Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Nortel/IMPSAT Brazil Assumed Debt and the guarantee thereof by IMPSAT Brazil shall be cancelled, and in exchange therefor the Holders of Class 15 Claims shall receive their Ratable Portion of $20,720,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 5.696% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution1; and

(ii)	The Holders of Class 15 Claims shall, and the Debtor shall cause IMPSAT Brazil to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Nortel/IMPSAT Brazil Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Nortel/IMPSAT Brazil Financing Agreement to the extent of the restructured Nortel/IMPSAT Brazil Remaining Debt.1

(b) If Class 15 rejects the Plan, then the Holders of Class 15 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Nortel Brazil Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Nortel Brazil Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

[1] Subject to the Nortel Election.

     16.     Class 16: ECRLA Brazil Contingent Guarantee Claim

(a) If Class 16 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $1,492,487 in principal amount of the indebtedness owed by IMPSAT Brazil under the ECRLA/IMPSAT Brazil Financing Agreement (the “ECRLA/IMPSAT Brazil Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Brazil arising under the ECRLA/IMPSAT Brazil Financing Agreement will be deemed cancelled to the extent of the ECRLA/IMPSAT Brazil Assumed Debt and replaced by a guarantee of the ECRLA/IMPSAT Brazil Assumed Debt by IMPSAT Brazil pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Brazil in the amount of the ECRLA/IMPSAT Brazil Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 16 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Brazil under the ECRLA/IMPSAT Brazil Financing Agreement in the amount of $854,000 (the “ECRLA/IMPSAT Brazil Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The ECRLA/IMPSAT Brazil Assumed Debt and the guarantee thereof by IMPSAT Brazil shall be cancelled, and in exchange therefor the Holders of Class 16 Claims shall receive their Ratable Portion of $389,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.107% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 16 Claims shall, and the Debtor shall cause IMPSAT Brazil to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the ECRLA/IMPSAT Brazil Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the ECRLA/IMPSAT Brazil Financing Agreement to the extent of the restructured ECRLA/IMPSAT Brazil Remaining Debt.

(b) If Class 16 rejects the Plan, then the Holders of Class 16 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed ECRLA Brazil Contingent

Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed ECRLA Brazil Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     17.     Class 17: Cisco Brazil Contingent Guarantee Claim

(a) If Class 17 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $394,365 in principal amount of the indebtedness owed by IMPSAT Brazil under the Cisco/IMPSAT Brazil Financing Agreement (the “Cisco/IMPSAT Brazil Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Brazil arising under the Cisco/IMPSAT Brazil Financing Agreement will be deemed cancelled to the extent of the Cisco/IMPSAT Brazil Assumed Debt and replaced by a guarantee of the Cisco/IMPSAT Brazil Assumed Debt by IMPSAT Brazil pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Brazil in the amount of the Cisco/IMPSAT Brazil Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 17 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Brazil under the Cisco/IMPSAT Brazil Financing Agreement in the amount of $226,000 (the “Cisco/IMPSAT Brazil Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Cisco/IMPSAT Brazil Assumed Debt and the guarantee thereof by IMPSAT Brazil shall be cancelled, and in exchange therefor the Holders of Class 17 Claims shall receive their Ratable Portion of $103,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.028% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 17 Claims shall, and the Debtor shall cause IMPSAT Brazil to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Cisco/IMPSAT Brazil Remaining Debt on the terms and conditions set forth on Exhibit 7 to the plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Cisco/IMPSAT Brazil Financing Agreement to the extent of the restructured Cisco/IMPSAT Brazil Remaining Debt.

(b) If Class 17 rejects the Plan, then the Holders of Class 17 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Cisco Brazil Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Cisco Brazil Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     18.     Class 18: Harris Brazil Contingent Guarantee Claim

(a) If Class 18 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $145,859 in principal amount of the indebtedness owed by IMPSAT Brazil under the Harris/IMPSAT Financing Agreement (the “Harris/IMPSAT Brazil Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Brazil arising under the Harris/IMPSAT Financing Agreement will be deemed cancelled to the extent of the Harris/IMPSAT Brazil Assumed Debt and replaced by a guarantee of the Harris/IMPSAT Brazil Assumed Debt by IMPSAT Brazil pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Brazil in the amount of the Harris/IMPSAT Brazil Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 18 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Brazil under the Harris/IMPSAT Financing Agreement in the amount of $84,000 (the “Harris/IMPSAT Brazil Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Harris/IMPSAT Brazil Assumed Debt and the guarantee thereof by IMPSAT Brazil shall be cancelled, and in exchange therefor the Holders of Class 18 Claims shall receive their Ratable Portion of $38,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.010% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 18 Claims shall, and the Debtor shall cause IMPSAT Brazil to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Harris/IMPSAT Brazil Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Harris/IMPSAT Financing Agreement to the extent of the restructured Harris/IMPSAT Brazil Remaining Debt.

(b) If Class 18 rejects the Plan, then the Holders of Class 18 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Harris Brazil Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Harris Brazil Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     19.     Class 19: Harris Venezuela Contingent Guarantee Claim

(a) If Class 19 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $395,530 in principal amount of the indebtedness owed by IMPSAT Venezuela under the Harris/IMPSAT Financing Agreement (the “Harris/IMPSAT Venezuela Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Venezuela arising under the Harris/IMPSAT Financing Agreement will be deemed cancelled to the extent of the Harris/IMPSAT Venezuela Assumed Debt and replaced by a guarantee of the Harris/IMPSAT Venezuela Assumed Debt by IMPSAT Venezuela pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Venezuela in the amount of the Harris/IMPSAT Venezuela Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 19 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Venezuela under the Harris/IMPSAT Financing Agreement in the amount of $226,000 (the “Harris/IMPSAT Venezuela Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing

Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Harris/IMPSAT Venezuela Assumed Debt and the guarantee thereof by IMPSAT Venezuela shall be cancelled, and in exchange therefor the Holders of Class 19 Claims shall receive their Ratable Portion of $103,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.028% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 19 Claims shall, and the Debtor shall cause IMPSAT Venezuela to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Harris/IMPSAT Venezuela Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Harris/IMPSAT Financing Agreement to the extent of the restructured Harris/IMPSAT Venezuela Remaining Debt.

(b) If Class 19 rejects the Plan, then the Holders of Class 19 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Harris Venezuela Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Harris Venezuela Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to subsequent dilution.

     20.     Class 20: AmTrade Bank Colombia Contingent Guarantee Claim

(a) If Class 20 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $3,099,993 in principal amount of the indebtedness owed by IMPSAT Colombia under the AmTrade/IMPSAT Colombia Financing Agreement (the “AmTrade/IMPSAT Colombia Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Colombia arising under the AmTrade/IMPSAT Colombia Financing Agreement will be deemed cancelled to the extent of the AmTrade/IMPSAT Colombia Assumed Debt and replaced by a guarantee of the AmTrade/IMPSAT Colombia Assumed Debt by IMPSAT Colombia pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Colombia in the amount of the AmTrade/IMPSAT Colombia Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 20 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Colombia under the AmTrade/IMPSAT Colombia Financing Agreement in the amount of $1,775,000 (the “AmTrade/IMPSAT Colombia Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The AmTrade/IMPSAT Colombia Assumed Debt and the guarantee thereof by IMPSAT Colombia shall be cancelled, and in exchange therefor the Holders of Class 20 Claims shall receive their Ratable Portion of $807,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.222% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 20 Claims shall, and the Debtor shall cause IMPSAT Colombia to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the AmTrade/IMPSAT Colombia Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the AmTrade/IMPSAT Colombia Financing Agreement to the extent of the restructured AmTrade/IMPSAT Colombia Remaining Debt.

(b) If Class 20 rejects the Plan, then the Holders of Class 20 Claims shall receive no later than the Final Distribution Date from the New Common Stock

Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed AmTrade/IMPSAT Colombia Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed AmTrade/IMPSAT Colombia Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     21.     Class 21: Nortel Dasa USA Contingent Guarantee Claim

(a) If Class 21 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $645,579 in principal amount of the indebtedness owed by IMPSAT USA under the Nortel Dasa/IMPSAT Financing Agreement (the “Nortel Dasa/IMPSAT USA Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT USA arising under the Nortel Dasa/IMPSAT USA Financing Agreement will be deemed cancelled to the extent of the Nortel Dasa/IMPSAT USA Assumed Debt and replaced by a guarantee of the Nortel Dasa/IMPSAT USA Assumed Debt by IMPSAT USA pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT USA in the amount of the Nortel Dasa/IMPSAT USA Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 21 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT USA under the Nortel Dasa/IMPSAT USA Financing Agreement in the amount of $370,000 (the “Nortel Dasa/IMPSAT USA Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Nortel Dasa/IMPSAT USA Assumed Debt and the guarantee thereof by IMPSAT USA shall be cancelled, and in exchange therefor the Holders of Class 21 Claims shall receive their Ratable Portion of $168,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.046% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 21 Claims shall, and the Debtor shall cause IMPSAT USA to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Nortel Dasa/IMPSAT USA Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Nortel Dasa/IMPSAT USA Financing Agreement to the extent of the restructured Nortel Dasa/IMPSAT USA Remaining Debt.

(b) If Class 21 rejects the Plan, then the Holders of Class 21 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Nortel Dasa USA Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Nortel Dasa USA Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     22.     Class 22: Bank of America USA Contingent Guarantee Claim

(a) If Class 22 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $567,267 in principal amount of the indebtedness owed by IMPSAT USA under the Bank of America/IMPSAT USA Financing Agreement (the “Bank of America/IMPSAT USA Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT USA arising under the Bank of America/IMPSAT USA Financing Agreement will be deemed cancelled to the extent of the Bank of America/IMPSAT USA Assumed Debt and replaced by a guarantee of the Bank of America/IMPSAT USA Assumed Debt by IMPSAT USA pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT USA in the amount of the Bank of America/IMPSAT USA Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 22 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT USA under the Bank of America/IMPSAT USA Financing Agreement in the amount of $325,000 (the “Bank of America/IMPSAT USA Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Bank of America/IMPSAT USA Assumed Debt and the guarantee thereof by IMPSAT USA shall be cancelled, and in exchange therefor the Holders of Class 22 Claims shall receive their Ratable Portion of $148,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New

Common Stock equal to 0.041% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 22 Claims shall, and the Debtor shall cause IMPSAT USA to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Bank of America/IMPSAT USA Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Bank of America/IMPSAT USA Financing Agreement to the extent of the restructured Bank of America/IMPSAT USA Remaining Debt.

(b) If Class 22 rejects the Plan, then the Holders of Class 22 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Bank of America USA Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Bank of America USA Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     23.     Class 23: Nortel Dasa Mexico Contingent Guarantee Claim

(a) If Class 23 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $51,865 in principal amount of the indebtedness owed by IMPSAT Mexico under the Nortel Dasa/IMPSAT Financing Agreement (the “Nortel Dasa/IMPSAT Mexico Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Mexico arising under the Nortel Dasa/IMPSAT Mexico Financing Agreement will be deemed cancelled to the extent of the Nortel Dasa/IMPSAT Mexico Assumed Debt and replaced by a guarantee of the Nortel Dasa/IMPSAT Mexico Assumed Debt by IMPSAT Mexico pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Mexico in the amount of the Nortel Dasa/IMPSAT Mexico Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 23 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Mexico under the Nortel Dasa/IMPSAT Mexico Financing Agreement in the amount of

$29,000 (the “Nortel Dasa/IMPSAT Mexico Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Nortel Dasa/IMPSAT Mexico Assumed Debt and the guarantee thereof by IMPSAT Mexico shall be cancelled, and in exchange therefor the Holders of Class 23 Claims shall receive their Ratable Portion of $13,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.00004% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 23 Claims shall, and the Debtor shall cause IMPSAT Mexico to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Nortel Dasa/IMPSAT Mexico Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Nortel Dasa/IMPSAT Mexico Financing Agreement to the extent of the restructured Nortel Dasa/IMPSAT Mexico Remaining Debt.

(b) If Class 23 rejects the Plan, then the Holders of Class 23 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Nortel Dasa Mexico Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Nortel Dasa Mexico Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     24.     Class 24: Compaq Chile Contingent Guarantee Claim

(a) If Class 24 accepts the Plan, then (i) immediately prior to the effectiveness of the Plan, the Debtor will directly assume $93,325 in principal amount of the indebtedness owed by IMPSAT Chile under the Compaq/IMPSAT

Chile Financing Agreement (the “Compaq/IMPSAT Chile Assumed Debt”) and the Debtor’s contingent guarantee of the obligations of IMPSAT Chile arising under the Compaq/IMPSAT Chile Financing Agreement will be deemed cancelled to the extent of the Compaq/IMPSAT Chile Assumed Debt and replaced by a guarantee of the Compaq/IMPSAT Chile Assumed Debt by IMPSAT Chile pursuant to an Assignment and Assumption Agreement, and the Debtor shall make a capital contribution to IMPSAT Chile in the amount of the Compaq/IMPSAT Chile Assumed Debt through the capitalization thereof, and (ii) the Holders of Class 24 Claims shall be deemed to have (x) consented to the restructuring of the remaining portion of the principal amount of the indebtedness owed by IMPSAT Chile under the Compaq/IMPSAT Chile Financing Agreement in the amount of $53,000 (the “Compaq/IMPSAT Chile Remaining Debt”) on the terms and conditions set forth in Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and (y) forgiven all accrued and unpaid interest owing under said Financing Agreement. Thereafter, on the Effective Date, or as soon as practicable thereafter:

(i)	The Compaq/IMPSAT Chile Assumed Debt and the guarantee thereof by IMPSAT Chile shall be cancelled, and in exchange therefor the Holders of Class 24 Claims shall receive their Ratable Portion of $24,000 of New Guaranteed Senior Notes – Series B, together with New Warrants to acquire shares of New Common Stock equal to 0.007% of the total New Common Stock issued by the Reorganized Debtor on a Fully Diluted Basis as of the Effective Date assuming a Consensual Confirmation, or, if other than a Consensual Confirmation, as adjusted, and in either event, subject to any further dilution; and

(ii)	The Holders of Class 24 Claims shall, and the Debtor shall cause IMPSAT Chile to, execute such documentation and take such other steps as reasonably necessary to consummate the restructuring of the Compaq/IMPSAT Chile Remaining Debt on the terms and conditions set forth on Exhibit 7 to the Plan, Common Terms for the Restructured Senior Debt, and as otherwise reasonably agreed upon between said parties, and the Reorganized Debtor shall reaffirm its guarantee of the Compaq/IMPSAT Chile Financing Agreement to the extent of the restructured Compaq/IMPSAT Chile Remaining Debt.

(b) If Class 24 rejects the Plan, then the Holders of Class 24 Claims shall receive no later than the Final Distribution Date from the New Common Stock Effective Date Distribution Pool, in lieu of the treatment provided in paragraph (a) above, and in full satisfaction of the Allowed Compaq Chile Contingent Guarantee Claim, their Ratable Portion of such Class’ pro rata share of the aggregate New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured

Claims, which pro rata share shall be equal to the percentage determined by dividing the amount of such Allowed Compaq Chile Contingent Guarantee Claim by the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     25.     Class 25: General Unsecured Claims. On the later of the Effective Date, the date on which such Claim is Allowed and the Final Distribution Date, or in each case as soon as practicable thereafter, each Holder of an Allowed General Unsecured Claim (other than Class 26 Convenience Claims) shall receive, in full satisfaction of its Allowed General Unsecured Claim, its Ratable Portion of such Class’ pro rata share of the New Common Stock distributable as of the Effective Date under the Plan to (i) the Holders of Class 3 Claims, (ii) the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24 to the extent any of such Classes vote to reject the Plan, and (iii) the Holders of Allowed Class 25 General Unsecured Claims, which pro rata share shall be equal to the percentage, determined by comparing the amount of such Allowed General Unsecured Claim to the New Common Stock Allocation Denominator, subject to Subsequent Dilution and any further dilution.

     26.     Class 26: Convenience Claims. On the later of the Effective Date and the date on which such Claim is Allowed, or in each case as soon as practicable thereafter, each Holder of an Allowed General Unsecured Claim in the amount of $60,000 or less shall be paid in full in Cash, together with prepetition and postpetition interest calculated at the non-default contract rate of interest in such Holder’s documents, if any.

     27.     Class 27: Equity Securities Claims. On the later of the Effective Date and the date on which such Claim is Allowed, or in each case as soon as practicable thereafter, each Holder of an Allowed Equity Securities Claim shall receive, in full satisfaction of its Allowed Equity Securities Claim, such Holder’s Ratable Portion of any Insurance Proceeds applicable thereto and, to the extent of any such Ratable Portion, each Holder shall be subrogated to any right of the Debtor, the Estate or the Disbursing Agent to enforce the contract pursuant to which such Insurance Proceeds are to be paid.

     28.     Class 28: Equity Interests. On the Effective Date, the Equity Interests shall be cancelled and the Holders of such Equity Interest shall not receive or retain any property or interest in property on account of such Equity Interests.

VI.     IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS IMPAIRED; ACCEPTANCE OR REJECTION OF THE PLAN

     Each of Class 1 (Other Priority Claims) and Class 26 (Convenience Claims) is unimpaired by the Plan and the Holders of Claims in each of such Classes are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

     Each of Class 2 (2003 Noteholder Claim), Class 3 (2005/2008 Noteholder Claim), Classes 4 through 24 (Contingent Guarantee Claims ), Class 25 (General Unsecured Claims) and Class 27 (Equity Securities Claims) are impaired by the Plan and the Holders of Claims in each of such Classes are entitled to vote to accept or reject the Plan.

     Because Holders of Class 28 (Equity Interests) are not entitled to receive or retain any property under the Plan, Class 28 (Equity Interests) are presumed to have rejected the Plan, and therefore, shall not be entitled to vote on the Plan.

VII. CRAMDOWN

     Proponent may request confirmation of the Plan under Section 1129(b) of the Bankruptcy Code.

VIII. MEANS OF IMPLEMENTATION

     A.     Distributions. On the Effective Date, or as soon as practicable thereafter, the Reorganized Debtor shall make or cause to be made to the Holders of Allowed Claims the distributions of New Common Stock, New Warrants, and/or New Guaranteed Senior Notes, as provided in Article V hereof. Disputed Claims shall be resolved in accordance with Article X hereof and, if a Disputed Claim becomes an Allowed Claim by Final Order, distributions shall be made on account of such Claims in accordance with Article IX hereof.

     B.     Authorization to Issue New Securities. The issuance of the following securities by the Reorganized Debtor shall be authorized without further act or action under applicable law, regulation, order or rule: (a) $67,531,000 principal amount of the New Guaranteed Senior Notes – Series A; (b) up to $50,579,000 aggregate principal amount of the New Guaranteed Senior Notes – Series B; (c) up to 21.6 million shares of New Common Stock; (d) up to 3.5 million New Warrants; and (e) the shares and options to be issued under the Stock Option Plan. The New Guaranteed Senior Notes and New Warrants shall be transferable in accordance with their terms and shall have CUSIP numbers. The Debtor and the Reorganized Debtor shall use reasonable efforts to have the New Guaranteed Senior Notes and the New Common Stock eligible for electronic transfer through DTC and to have the New Common Stock listed on a nationally recognized market or exchange.

     The Amended Certificate of Incorporation shall initially authorize the Reorganized Debtor to issue a total of up to 50 million shares of New Common Stock.

     C.     New Guaranteed Senior Notes – Series A. Prior to the Effective Date, the Reorganized Debtor and the New Indenture Trustee, on behalf of the Holders of the Allowed 2003 Noteholder Claim shall execute the New Guaranteed Senior Notes – Series A Indenture and such agreement shall become effective on the Effective Date. On the Effective Date, the Reorganized Debtor will issue and deliver the New Guaranteed Senior Notes – Series A in the principal amount of $67,531,000 pursuant to the terms of the New Guaranteed Senior Notes – Series A Indenture.

     D.     New Guaranteed Senior Notes – Series B and New Warrants. Prior to the Effective Date, the Reorganized Debtor and the New Indenture Trustee on behalf of the Holders of Allowed Contingent Guarantee Claims in Classes 4 through 24, to the extent any of such Classes vote to accept the Plan, shall execute the New Guaranteed Senior Notes – Series B Indenture and the Reorganized Debtor and the Warrant Agent shall execute the Warrant Agreement and such agreements shall become effective on the Effective Date. On the Effective Date, the Reorganized Debtor will issue and deliver the New Guaranteed Senior Notes – Series B in the aggregate principal amount of up to $50,579,000 and up to 3.5 million New Warrants pursuant to the terms of the New Guaranteed Senior Notes – Series B Indenture and Warrant Agreement, respectively.

     E.     Adoption of Stock Option Plan. On the Effective Date, the Reorganized Debtor shall adopt the Stock Option Plan and issue non-qualified options representing up to 1.7 million shares of New Common Stock to designated officers and directors. Pursuant to the Stock Option

Plan, the Compensation Committee of the Board of Directors of the Reorganized Debtor shall thereafter have authority to issue to directors, officers and employees, additional awards, incentive stock options, and/or non-qualified options.

     F.     Cancellation of Existing Securities and Agreements. On the Effective Date, the Old Notes and Equity Interests or commitments, contractual or otherwise, obligating the Debtor to issue, transfer or sell Equity Interests or any other capital stock of the Debtor shall (a) be cancelled, and (b) have no effect other than the right to participate in the distributions, if any, provided under the Plan in respect of Claims and Equity Interests. Except for purposes of effectuating the distributions under the Plan on the Effective Date, the Old Notes Indentures shall be canceled effective as of the Effective Date.

     G.     Corporate Action.

     1.     Board of Directors of the Reorganized Debtor. On the Effective Date, the operation of the Reorganized Debtor shall become the general responsibility of the Board of Directors of the Reorganized Debtor, subject to, and in accordance with, the Amended Certificate of Incorporation and Amended By-Laws. The directors of the Debtor immediately prior to the Effective Date shall resign effective as of the Effective Date and shall be replaced by the Board of Directors of the Reorganized Debtor. Subject to the final Amended Certificate of Incorporation and the Amended By-laws, the Board of Directors of the Reorganized Debtor shall include (i) the chief executive officer of the Reorganized Debtor; (ii) for so long as the sum of (x) the aggregate number of shares of New Common Stock issuable upon conversion of New Guaranteed Senior Notes – Series A held by the initial holders of the New Guaranteed Senior Notes – Series A or any of their respective affiliates, and (y) the aggregate number of shares of New Common Stock issued to (and held by) the initial holders of the New Guaranteed Senior Notes – Series A or such affiliates upon conversion of such New Guaranteed Senior Notes – Series A, continues to represent in the aggregate at least 7.5% of the Reorganized Debtor’s New Common Stock on a fully diluted basis (but excluding the shares of New Common Stock issuable pursuant to the Stock Option Plan or subsequent plan adopted by the Board of Directors), two persons designated by the initial holders of the New Guaranteed Senior Notes – Series A; (iii) for so long as the sum of (x) the aggregate number of shares of New Common Stock issuable upon conversion of New Guaranteed Senior Notes – Series B and New Warrants held by Nortel or any of its affiliates, and (y) the aggregate number of shares of New Common Stock issued to (and held by) Nortel or such affiliate upon conversion of such New Guaranteed Senior Notes – Series B and New Warrants, continues to represent in the aggregate 4.5% of the Reorganized Debtor’s New Common Stock on a fully diluted basis (but excluding the shares of New Common Stock issuable pursuant to the Stock Option Plan or subsequent plan adopted by the Board of Directors), one person designated by Nortel; (iv) for so long as the initial holders of the 2005/2008 Noteholder Claim or any of their respective affiliates continue to beneficially own New Common Stock received by such holders under the Plan in satisfaction of the 2005/2008 Noteholder Claim equal, in the aggregate, to 15% or more of the New Common Stock on a fully diluted basis, (but excluding the shares of New Common Stock issuable pursuant to the Stock Option Plan or subsequent plan adopted by the Board of Directors), three persons designated by the initial holders of the 2005/2008 Noteholder Claim; provided, however, that so long as the initial holders of the New Guaranteed Senior Notes – Series A are entitled to designate directors, no more than two of the directors designated by the holders of the New Common Stock shall be affiliated with Morgan Stanley & Co. Incorporated; and (v) the remainder of the members of the Board of Directors shall be appointed, and thereafter elected, by the holders of the Reorganized Debtor’s outstanding New Common Stock. In this regard, the initial members of the Board of Directors will be appointed by Classes 2, 3 and 4 and will be Ricardo A. Verdaguer, Joseph Thornton, William Connors, Thomas Edwin Doster IV,

Raul Ramirez, Ignacio Troncoso and Elias Makris. So far as practical, members of any committee of the Board of Directors of the Reorganized Debtor shall be composed in the same relative proportion that the designees in clauses (ii) – (iv) of the preceding sentence constitute the Board of Directors. In addition, for so long as at least $30 million in aggregate principal amount of indebtedness under the Broadband Network Financing Agreements as restructured remain outstanding, the creditor holding the largest aggregate principal amount of such indebtedness shall have the right to designate one observer to attend meetings of the Board of Directors of the Reorganized Debtor, IMPSAT Argentina and IMPSAT Brazil.

     2.     Officers of Reorganized Debtor. The initial officers of the Reorganized Debtor shall be as set forth on Exhibit 12 hereto or as otherwise disclosed in an amendment or supplement to the Disclosure Statement or such other filing as may be made with the Bankruptcy Court. On the Effective Date, certain of such officers shall enter into three year employment contracts with the Reorganized Debtor. The selection of officers of the Reorganized Debtor after the Effective Date shall be as provided in its Amended Certificate of Incorporation and Amended By-Laws.

     H.     Amended Certificate of Incorporation. On the Effective Date or as soon as practicable thereafter, the Reorganized Debtor shall file with the Secretary of State of Delaware, in accordance with the DGCL, the Amended Certificate of Incorporation. On the Effective Date, the Amended Certificate of Incorporation shall automatically become effective, and all other matters provided under this Plan involving the corporate structure of the Reorganized Debtor, or corporate action by it, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to Section 303 of the DGCL without any requirement of further action by the stockholders or the directors of the Reorganized Debtor. Where applicable, the Amended Certificate of Incorporation and Amended By-Laws of the Reorganized Debtor shall, inter alia, prohibit the issuance of nonvoting equity securities to the extent required by Section 1123(a)6 of the Bankruptcy Code.

     I.     Subsidiary Restructuring. To the extent applicable, each Subsidiary Borrower and the Holders of Allowed Contingent Guarantee Claims voting to accept the Plan shall execute such documentation as necessary and agreed upon to restructure the Assumed Debt into the Restructured Senior Debt, and such agreements shall become effective on the Effective Date.

IX.     PROVISIONS GOVERNING DISTRIBUTIONS

     A.     Date of Distributions. Unless otherwise provided herein, any distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon as practicable thereafter, and deemed made on the Effective Date. In the event that any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

     B. Disbursing Agent. All distributions under the Plan shall be made by the Reorganized Debtor as Disbursing Agent or such other entity designated on the Effective Date by the Reorganized Debtor as a Disbursing Agent and acceptable to the Creditors’ Committee. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court or required by the Creditors’ Committee, and, in the event that a Disbursing Agent is so otherwise ordered by the Bankruptcy Court or required by the Creditors’ Committee, all costs and expenses of procuring any such bond or surety shall be borne by the Reorganized Debtor.

     C.     Compensation of Professionals. Each person retained or requesting compensation in the Chapter 11 Case pursuant to Sections 327, 328, 330 or 503(b) of the Bankruptcy Code shall be required to file an application for allowance of final compensation and reimbursement of expenses in the Chapter 11 Case on or before twenty (20) calendar days after the Effective Date. Objections to any application made under this Article IX. Section C shall be filed on or before thirty (30) calendar days after the Effective Date. On or prior to the Confirmation Date, each professional seeking compensation or reimbursement under Sections 327, 328, 330 or 503(b) of the Bankruptcy Code shall provide the Proponent with a written estimate of the maximum amount of its requested compensation and reimbursement through the Effective Date. On the Effective Date, the Debtor shall establish the Professional Claims Reserve in an amount equal to the aggregate unpaid amount of such estimated compensation or reimbursements.

     D.     Delivery of Distributions. Subject to Bankruptcy Rule 9010, all distributions to any Holder of an Allowed Claim shall be made at the address of such Holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtor or their agents, unless the Debtor or the Reorganized Debtor, as applicable, has been notified in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such Holder that contains an address for such Holder different from the address reflected on such Schedules for such Holder. In the event that any distribution to any Holder is returned as undeliverable, the Disbursing Agent shall use reasonable efforts to determine the current address of such Holder, but no distribution to such Holder shall be made unless and until the Disbursing Agent has determined the then current address of such Holder, at which time such distribution shall be made to such Holder without interest; provided, that such distributions shall be deemed unclaimed property under Section 347(b) of the Bankruptcy Code at the expiration of one (1) year after the later of (i) the Effective Date or (ii) the date the distribution was first made by the Debtor to the Holder. After such date, all unclaimed property or interest in property shall revert to the Reorganized Debtor, and the claim of any other Holder to such property or interest in property shall be discharged and forever barred.

     E.     Manner of Payment Under the Plan. At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

     F.     Fractional Shares. No fractional shares of New Common Stock or New Warrants shall be distributed. For purposes of distribution, fractional shares of New Common Stock and New Warrants shall be rounded up or down, as appropriate, to the nearest whole number.

     G.     Setoffs and Recoupment. The Debtor may, but shall not be required to, setoff against, or recoup from, any Claim and the distributions to be made pursuant to the Plan in respect of such Claim, any claims of any nature whatsoever that the Debtor may have against the claimant, but neither the failure to do so nor the allowance of any Claim(s) hereunder shall constitute a waiver or release by the Debtor of any such claim it may have against such claimant.

     H. Distributions After Effective Date. Distributions made after the Effective Date to Holders of Disputed Claims that are not Allowed Claims as of the Effective Date but which later become Allowed Claims shall be deemed to have been made as of the Effective Date.

     I.     Rights and Powers of Disbursing Agent.

     1.     Powers of the Disbursing Agent. The Disbursing Agent shall be empowered to (i) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under the Plan, (ii) make all distributions contemplated hereby, (iii) employ professionals to represent it with respect to its responsibilities, and (iv) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

     2.     Expenses Incurred on or After the Effective Date. Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorney fees and expenses) made by the Disbursing Agent shall be paid in Cash by the Reorganized Debtor.

     J.     Exculpation. The Debtor, the Reorganized Debtor, each of the members of the Creditors’ Committee, the Old Notes Indenture Trustee, the parties to the Lock-up Agreements and the Disbursing Agent, and their respective members, partners, officers, directors, employees and agents (including any attorneys, financial advisors, investment bankers and other professionals, retained by such persons) shall have no liability to any Holder of any Claim or Equity Interest for any act or omission in connection with, or arising out of, the Lock-up Agreements, the Term Sheet, the Disclosure Statement, the Plan, the solicitation of votes for and the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for fraud, gross negligence, breach of fiduciary duty, malpractice or willful misconduct as determined by a Final Order of the Bankruptcy Court and, in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     K.     Release. (a) As of the Effective Date, each Holder of a Claim or Interest and each entity that has held, holds or may hold a Claim or Interest or at any time was a creditor or stockholder of the Debtor will be deemed to forever release, waive and discharge all claims (including any claim that is property of the Debtor pursuant to Section 541 of the Bankruptcy Code and any state or federal fraudulent conveyance, fraudulent transfer, preference, avoidance and other similar claims and causes of action for the benefit of creditors that the Debtor is authorized to pursue in accordance with the Bankruptcy Code and other applicable law), obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the right to enforce the Debtor’s or the Reorganized Debtor’s obligations under the Plan and the contracts, securities, instruments, releases, agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising in law, equity or otherwise, that are based in whole or in part on any act, omission, transaction or other occurrence taking place on or prior to the Effective Date in any way relating to the Chapter 11 Case, the Lock-up Agreements, the Term Sheet, the Disclosure Statement, the Plan, the solicitation of votes for and the pursuit of confirmation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, that such entity has, had or may have against the Debtor, the Reorganized Debtor, any member of the Creditors’ Committee, the Old Notes Indenture Trustee, any of the parties to the Lock-up Agreements and the Disbursing Agent, and each of their respective present directors, officers, employees, attorneys, accountants, financial advisors, representatives and agents, acting in such capacity (which release will be in addition to the discharge of Claims and termination of Interests provided herein and under the Confirmation Order and the Bankruptcy Code); provided that the foregoing release shall not apply to such entities’ fraud, gross negligence, breach of fiduciary duty, malpractice or willful misconduct. Nothing contained in this Article IX K of this Plan shall limit the liability of the Debtor’s and the Committee’s professionals to their respective clients pursuant to DR6-102 of the Code of Professional Responsibility.

     (b)  As of the Effective Date, the Debtor, the Reorganized Debtor, and each of their subsidiaries, on behalf of themselves and their estates, will be deemed to forever release, waive and discharge all claims (including any claim that is property of the Debtor pursuant to Section 541 of the Bankruptcy Code and any state or federal fraudulent conveyance, fraudulent transfer, preference, avoidance and other similar claims and causes of action for the benefit of creditors that the Debtor is authorized to pursue in accordance with the Bankruptcy Code and other applicable law), obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the right to enforce the Debtor’s or the Reorganized Debtor’s obligations under the Plan and the contracts, securities, instruments, releases, agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising in law, equity or otherwise, that are based in whole or in part on any act, omission, transaction or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor, the Chapter 11 Case, the Lock-up Agreements, the Term Sheet, the Disclosure Statement, the Plan, the solicitation of votes for and the pursuit of confirmation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, that such entity has, had or may have against any member of the Creditors’ Committee, the Old Notes Indenture Trustee, any of the parties to the Lock-up Agreements and the Disbursing Agent, and each of their and the Debtor’s respective present directors, officers, employees, attorneys, accountants, financial advisors, representatives and agents, acting in such capacity (which release will be in addition to the discharge of Claims and termination of Interests provided herein and under the Confirmation Order and the Bankruptcy Code).

     L.     Injunctions. Except as otherwise provided in the Plan, as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan will be permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against the Debtor or the Reorganized Debtor or their respective property, other than to enforce any right pursuant to the Plan to a distribution; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtor or the Reorganized Debtor or their respective property, other than as permitted pursuant to (a) above; (c) creating, perfecting or enforcing any Lien against the Debtor or the Reorganized Debtor or their respective property; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtor or the Reorganized Debtor; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

     As of the Effective Date, all entities that have held, currently hold or may hold any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities that are released pursuant to the Plan will be permanently enjoined from taking any of the following actions against any released entity or its property on account of such released claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities: (a) commencing or continuing in any manner any action or other proceeding; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (c) creating, perfecting or enforcing any Lien; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

     By accepting distributions pursuant to the Plan, each Holder of an Allowed Claim receiving any distribution pursuant to the Plan will be deemed to have specifically consented to the injunctions set forth in this Section IX.L.

     M.     Old Notes Indenture Trustee’s Fees and Expenses. The Old Notes Indenture Trustee shall be entitled to payment directly from the Reorganized Debtor on the Effective Date of all reasonable fees and expenses incurred in accordance with the terms of the Old Notes Indentures and this Chapter 11 Case. These amounts will be paid directly to the Old Notes Indenture Trustee and its attorneys by the Reorganized Debtor on the Effective Date, or as soon as practicable thereafter, without application to or further order of the Bankruptcy Court.

     N.     Record Date for Holders of Old Notes. At the close of business of the Record Date, the transfer ledgers for the Old Notes shall be closed and there shall be no further changes in the record holders of such securities. The Debtor, the Reorganized Debtor and the Disbursing Agent shall have no obligation to recognize any transfer of any such securities occurring after the Record Date and shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders stated on the transfer ledgers as of the close of business on the Record Date.

X.     PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN

     A.     Disputed Claims. Except as to applications for allowances of compensation and reimbursement of expenses under Sections 328, 330 and 503 of the Bankruptcy Code, the Debtor or the Reorganized Debtor shall have the exclusive right to make and file objections to Administrative Expense Claims and Claims subsequent to the Effective Date. All objections shall be litigated to Final Order; provided, however, that the Reorganized Debtor shall have the authority to compromise, settle, otherwise resolve, or withdraw any objections, without approval of the Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, the Debtor or the Reorganized Debtor shall file all objections to Administrative Expense Claims that are the subject of proofs of claim or requests for payment filed with the Bankruptcy Court (other than applications for allowances of compensation and reimbursement of expenses) and Claims and serve such objections upon the Holder of the Administrative Expense Claim or Claim as to which the objection is made as soon as is practicable, but in no event later than (a) ninety (90) days after the later of the Effective Date or the date on which a proof of claim or request for payment is filed with the Bankruptcy Court, or (b) such later date as may be approved by the Bankruptcy Court.

     B.     No Distributions Pending Allowance. Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

     C.     Distributions After Allowance. To the extent that a Disputed Claim ultimately becomes an Allowed Claim, a distribution shall be made to the Holder of such Allowed Claim in accordance with the provisions of the Plan. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim becomes a Final Order, but in all events not later than the Final Distribution Date, the Disbursing Agent shall provide to the Holder of such Claim the distribution to which such Holder is entitled under the Plan.

     D.     Voting Rights of Holders of Disputed Claims. Pursuant to Bankruptcy Rule 3018(a), a Disputed Claim will not be counted for purposes of voting on the Plan to the extent it is disputed, unless an order of the Bankruptcy Court is entered after notice and a hearing temporarily allowing the Disputed Claim for voting purposes under Bankruptcy Rule 3018(a). Such disallowance for voting purposes is without prejudice to the claimant’s right to seek to have its Disputed Claim allowed for purposes of distribution under the Plan.

     E.     Establishment of Reserve. In connection with distributions under the Plan, the Debtor shall reserve sufficient New Common Stock, New Warrants and New Senior Guaranteed Notes – Series B to the extent the Debtor reasonably determines necessary until such time that all Disputed Claims are finally determined, so that the Debtor shall have sufficient securities to effectuate any distribution required to any Holder of such Disputed Claim in the event such Disputed Claim becomes an Allowed Claim pursuant to the Plan.

XI.     PROVISIONS GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     A.     Assumption. Except as otherwise provided herein, on the Effective Date, pursuant to Section 365 of the Bankruptcy Code, the Reorganized Debtor will assume each executory contract and unexpired lease entered into by the Debtor prior to the Petition Date that has not previously (a) expired or terminated pursuant to its own terms or (b) been assumed or rejected pursuant to Section 365 of the Bankruptcy Code. The Confirmation Order will constitute an Order of the Bankruptcy Court approving the assumptions described in this Article XI, pursuant to Section 365 of the Bankruptcy Code, as of the Effective Date.

     B.     Cure of Defaults in Connection with Assumption. Any monetary amounts by which each executory contract or unexpired lease to be assumed pursuant to the Plan is in default will be satisfied, pursuant to Section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor or the Reorganized Debtor, as the case may be: (a) by payment of the defaulted amount in Cash on the Effective Date or as soon as practicable thereafter; or (b) on such other less favorable terms as are agreed to by the parties to such executory contract or unexpired lease.

     If there is a dispute regarding: (i) the amount of any cure payments; (ii) the ability of the Reorganized Debtor to provide “adequate assurance of future performance” (within the meaning of Section 365 of the Bankruptcy Code) under the contract or lease to be assumed; or (iii) any other matter pertaining to assumption, the cure payments required by Section 365(b)(1) of the Bankruptcy Code will be made following the entry of a Final Order resolving the dispute and approving the assumption.

     C.     Rejections. Except as otherwise provided herein, on the Effective Date, pursuant to Section 365 of the Bankruptcy Code, the Debtor will reject each of the executory contracts and unexpired leases listed on a schedule to be filed prior to the Confirmation Hearing (the “Contract Rejection Schedule”); provided, however, that the Debtor reserves the right, at any time prior to the Effective Date, to amend such schedule to delete any executory contract or unexpired lease listed therein, thus providing for its assumption pursuant to Sections XI.A and B above. Each contract and lease listed on the Contract Rejection Schedule will be rejected only to the extent that any such contract or lease constitutes an executory contract or unexpired lease. Listing a contract or lease on the Contract Rejection Schedule does not constitute an admission by the Debtor or the Reorganized Debtor that such contract or lease is an executory contract or unexpired lease or that the Debtor or the Reorganized Debtor has any liability thereunder. The Confirmation Order shall constitute an Order of the Bankruptcy Court approving such rejections, pursuant to Section 365 of the Bankruptcy Code, as of the Effective Date.

     D.     Bar Date for Rejection Damages. If the rejection of an executory contract or unexpired lease pursuant to the preceding Section XI.C gives rise to a Claim by the other party or parties to such contract or lease, such Claim shall be forever barred and shall not be enforceable against the Debtor or the Reorganized Debtor, their successors or properties unless (a) a stipulation with respect to the amount and nature of such Claim has been entered into by either the Debtor or the Reorganized Debtor, as applicable, and the Holder of such Claim in connection with the rejection of such executory contract or unexpired lease, or (b) a Proof of Claim is Filed and served on the Reorganized Debtor and counsel for the Reorganized Debtor within 30 days after the Effective Date or such earlier date as established by the Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, all Allowed Claims arising from the rejection of executory contracts or unexpired leases shall be treated as Claims in Class 25 or Class 26, as applicable.

XII. CONDITIONS PRECEDENT TO EFFECTIVE DATE

     A.     Conditions Precedent to Effective Date of the Plan. The occurrence of the Effective Date of the Plan is subject to satisfaction of the following conditions precedent:

     1.     a Confirmation Order, in form and substance reasonably acceptable to the Debtor and the Creditors’ Committee, shall have been entered by the Clerk of the Bankruptcy Court and there shall not be a stay or injunction in effect with respect thereto;

     2.     the New Guaranteed Senior Notes – Series A Indenture, the New Guaranteed Senior Notes – Series B Indenture and the Warrant Agreement, each in form and substance reasonably acceptable to the Debtor and the Creditors’ Committee, shall have been executed and delivered;

     3.     the Subsidiary Debt Restructuring with respect to the Holders of Claims in Classes 4 through 24 voting in favor of the Plan shall have occurred;

     4.     the Debtor or the Reorganized Debtor shall have executed the Registration Rights Agreement in form and substance reasonably acceptable to the Debtor and the Creditors’ Committee;

     5.     any regulatory approvals required of the Debtor in connection with the implementation of the Plan shall have been obtained;

     6.     the Amended Certificate of Incorporation shall have been filed and the Amended By-laws shall have been adopted, each in form and substance reasonably acceptable to the Debtor and the Creditors’ Committee;

     7.     the Debtor or the Reorganized Debtor and each other party thereto shall have executed the New Management Agreements, each in form and substance reasonably acceptable to the Debtor and the Creditors’ Committee;

     8.     the Stock Option Plan, in form and substance reasonably acceptable to the Debtor and the Creditors’ Committee, shall have become effective; and

     9.     all other actions and all agreements, instruments or other documents necessary to implement the terms and provisions hereof shall have been effected.

     B.     Waiver of Conditions Precedent. Each of the conditions precedent in Article XII, other than Article XII.A(1), hereof may be waived, in whole or in part, by the Debtor, with the consent of the Creditors’ Committee. Any such waivers of a condition precedent in Article XII hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any formal action (other than by the Debtor and the Creditors’ Committee).

XIII. EFFECT OF CONFIRMATION

     A.     Vesting of Assets. On the Effective Date, the Debtor, its properties and interests in property and its operations shall be released from the custody and jurisdiction of the Bankruptcy Court, and the Estate of the Debtor shall vest in the Reorganized Debtor free and clear of any and all liens, charges or encumbrances, except as otherwise provided herein. From and after the Effective Date, the Reorganized Debtor may operate its business and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules, subject to the terms and conditions of the Plan.

     B.     Binding Effect. Except as otherwise provided in Section 1141(d)(3) of the Bankruptcy Code and subject to the occurrence of the Effective Date, on and after the Effective Date, the provisions of the Plan shall bind any Holder of a Claim against, or Equity Interest in, the Debtor and such Holder’s respective successors and assigns, whether or not the Claim or Equity Interest of such Holder is impaired under the Plan and whether or not such Holder has accepted the Plan.

     C.     Discharge of Debtor. Except to the extent otherwise provided herein and with respect to Claims affirmed by the Debtor in a writing delivered to the Holders thereof prior to the Effective Date, the treatment of all Claims against or Equity Interests in the Debtor hereunder shall be in exchange for and in complete satisfaction, discharge and release of all Claims against or Equity Interests in the Debtor of any nature whatsoever, known or unknown, including, without limitation, any interest accrued or expenses incurred thereon from and after the Petition Date, or against its Estate or properties or interests in property. Except as otherwise provided herein and with respect to Claims affirmed by the Debtor in a writing delivered to the Holders thereof prior to the Effective Date, upon the Effective Date, all Claims against and Equity Interests in the Debtor will be satisfied, discharged, and released in full exchange for the consideration provided hereunder. Except as otherwise provided herein and with respect to Claims affirmed by the Debtor in a writing delivered to the Holders thereof prior to the Effective Date, all entities shall be precluded from asserting against the Debtor or the Reorganized Debtor or their respective properties or interests in property, any other Claims based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date.

     D. Term of Injunctions or Stays. Unless otherwise provided, all injunctions or stays arising under or entered during the Chapter 11 Case under Section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

     E.     Indemnification Obligations. Subject to the occurrence of the Effective Date, the obligations of the Debtor as of the Petition Date, to indemnify its present directors or officers, respectively, against any obligations pursuant to the Debtor’s certificate of incorporation, by-laws, applicable state law or specific agreement or resolution, or any combination of the foregoing, shall survive confirmation of the Plan, remain unaffected thereby, be assumed by the Reorganized Debtor and not be discharged. The Debtor shall fully indemnify, and the Reorganized Debtor shall assume the Debtor’s obligations to indemnify, any Person by reason of the fact that he or she is or was serving, as of the Petition Date, as a director, officer, employee, agent, professional, member, or other authorized representative (in each case, as applicable) of the Debtor (collectively, the “Indemnitees”) against any claims, liabilities, actions, suits, damages, fines, judgments or expenses (including reasonable attorneys’ fees and expenses), arising during the course of, or otherwise in connection with or in any way related to, the negotiation, preparation, formulation, solicitation, dissemination, implementation, confirmation and consummation of the Plan and the transactions contemplated thereby and the Disclosure Statement in support thereof; provided, however, that the foregoing indemnification shall not apply to any liabilities arising from the gross negligence or willful misconduct of any Indemnitee. If any claim, action or proceeding is brought or asserted against an Indemnitee in respect of which indemnity may be sought from the Reorganized Debtor, the Indemnitee shall promptly notify the Reorganized Debtor in writing and, in any event, the Reorganized Debtor shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee, and the payment of all expenses of such Indemnitee. The Indemnitee shall have the right to employ separate counsel in any such claim, action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (a) the Reorganized Debtor has agreed to pay the fees and expenses of such counsel, or (b) the Reorganized Debtor shall have failed to assume promptly the defense of such claim, action or proceeding, or (c) the named parties in any such claim, action or proceeding (including any impleaded parties) include both the Indemnitee and the Reorganized Debtor, and the Indemnitee believes, in the exercise of its business judgment and in the opinion of its legal counsel, reasonably satisfactory to the Reorganized Debtor, that the joint representation of the Reorganized Debtor and the Indemnitee will likely result in a conflict of interest (in which case, if the Indemnitee notifies the Reorganized Debtor in writing that it elects to employ separate counsel at the expense of the Reorganized Debtor, the Reorganized Debtor shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnitee). In addition, the Reorganized Debtor shall not effect any settlement or release from liability in connection with any matter for which the Indemnitee would have the right to indemnification from the Reorganized Debtor unless such settlement contains a full and unconditional release of the Indemnitee, or a release of the Indemnitee reasonably satisfactory in form and substance to the Indemnitee.

XIV. RETENTION OF JURISDICTION

     The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, or related to, the Chapter 11 Case and the Plan pursuant to, and for the purposes of, Sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

     1.     to hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom;

     2.     to determine any and all adversary proceedings, applications and contested matters, including, without limitation, under Sections 544, 545, 548, 549, 550, 551 and 553 of the Bankruptcy Code;

     3.     to ensure that distributions to Holders of Allowed Claims are accomplished as provided herein;

     4.     to hear and determine any timely objections to Administrative Expense Claims or to proofs of Claim, including, without limitation, any objections to the classification of any Claim, and to allow or disallow any Disputed Claim, in whole or in part;

     5.     to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

     6.     to issue such orders in aid of execution of the Plan, to the extent authorized by Section 1142 of the Bankruptcy Code;

     7.     to consider any amendments to or modifications of the Plan, or to cure any defect or omission, or reconcile any inconsistency, in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

     8.     to hear and determine all applications under Sections 328, 330, 331 and 503(b) of the Bankruptcy Code for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Confirmation Date;

     9.     to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan, the Confirmation Order, any transactions or payments contemplated hereby or any agreement, instrument or other document governing or relating to any of the foregoing;

     10.     to hear and determine matters concerning state, local, and federal taxes in accordance with Sections 346, 505 and 1146 of the Bankruptcy Code;

     11.     to hear any other matter not inconsistent with the Bankruptcy Code;

     12.     to hear and determine all disputes involving the existence, scope, and nature of the discharges, exculpations and releases granted under the Plan and the Confirmation Order;

     13.     to issue injunctions and effect any other actions that may be necessary or desirable to restrain interference by any entity with the consummation or implementation of the Plan; and

     14.     to enter a final decree closing the Chapter 11 Case.

XV.     MISCELLANEOUS PROVISIONS

     A. Payment of Statutory Fees. All fees payable under Section 1930, Chapter 123, Title 28, United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date in accordance with Section 1129(a)(12) of the Bankruptcy Code. The Reorganized Debtor or any successor thereto by merger, consolidation or otherwise, on or after the Effective Date, shall be liable for any such fees and shall pay any such fees in the ordinary course of business until the entry of a final decree in this Chapter 11 Case or until this Chapter 11 Case is converted or dismissed.

     B.     Administrative Expenses Incurred After the Confirmation Date. Administrative expenses incurred by the Creditors’ Committee, the Debtor, or the Reorganized Debtor after the Confirmation Date, including (without limitation) claims for professionals’ fees and expenses, shall not be subject to application and may be paid by the Debtor or the Reorganized Debtor, as the case may be, in the ordinary course of business and without further Bankruptcy Court approval; provided, however, that no claims for professional fees and expenses incurred after the Confirmation Date shall be paid until after the occurrence of the Effective Date.

     C.     Section 1125(e) of the Bankruptcy Code. As of the Confirmation Date, the Debtor and the Creditors’ Committee shall be deemed to have solicited acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code. The Debtor and each of the members of the Creditors’ Committee (and each of their respective affiliates, agents, directors, officers, employees, investment bankers, financial advisors, attorneys and other professionals) have, and shall be deemed to have, participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer and issuance of the securities under the Plan, and therefore are not, and on account of such offer, issuance and solicitation will not be, liable at any time for the violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan or the offer and issuance of securities under the Plan.

     D.     Creditors’ Committee. Effective as at the close of business on the Effective Date, the duties of the Creditors’ Committee shall terminate, except with respect to applications for professional fees and reimbursement of expenses of the members of the Creditors’ Committee.

     E.     Binding Effect. The Plan shall be binding upon and inure to the benefit of the Debtor, all present and former Holders of Claims against and Equity Interests in the Debtor and their respective successors and assigns and all other parties in interest in the Chapter 11 Case.

     F.     Exemption from Certain Transfer Taxes. Pursuant to Section 1146(c) of the Bankruptcy Code, any transfers from the Debtor to any other person or entity pursuant to the Plan shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment.

     G.     Modifications and Amendments. In addition to the Proponent’s ability to modify the documents annexed as exhibits to this Plan as provided herein, the Proponent may alter, amend, or modify the Plan under Section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date. After the Effective Date the Debtor may, under Section 1127(b) of the Bankruptcy Code, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan or the Confirmation Order, and to accomplish such matters as may be necessary to carry out the purposes and effects of the Plan so long as such proceedings do not materially adversely affect the treatment of any and all Holders of Claims under the Plan; provided, however, that such prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or Order of the Bankruptcy Court.

     H. Compliance with Tax Requirements. In connection with the consummation of the Plan, the Reorganized Debtor shall comply with all withholding and reporting requirements imposed by any taxing authority, and all distributions hereunder shall be subject to such withholding and reporting requirements.

     I.     Severability of Plan Provisions. In the event that, prior to the Effective Date, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision hereof, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable in accordance with its terms. All actions taken under this subsection shall require the consent of the Debtor and the Creditors’ Committee.

     J.     Notices. All notices, requests, and demands to or upon the Debtor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

IMPSAT Fiber Networks, Inc. Elvira Rawson de Dellepiane 150 Piso 8 C1107 BCA Buenos Aires Argentina Attn: Héctor Alonso Telephone: 54115-170-0000 Facsimile: 54115-170-6500

- and -

Arnold & Porter 399 Park Avenue New York, New York 10022 Attention: Michael J. Canning Telephone: (212) 715-1110 Facsimile: (212) 715-1399

     K.     Governing Law. Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an Exhibit hereto provides otherwise, the rights, duties and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to the principles of conflict of laws thereof.

Dated: October 23, 2002

Respectfully submitted,

IMPSAT Fiber Networks, Inc.

By:	/s/ Héctor Alonso Name: Héctor Alonso Title: Chief Financial Officer